                               P R O S P E C T U S

                                  July 22, 2007
  Please carefully read the important information it contains before investing.

                      DFA INVESTMENT DIMENSIONS GROUP INC.
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DFA  Investment  Dimensions  Group Inc. is an  investment  company that offers a variety of investment portfolios. Each Portfolio described in this Prospectus: o
Has its own  investment  objective  and  policies,  and is the  equivalent  of a separate  mutual fund. o Is generally  available  only to certain  institutional investors.  o Does not charge a sales  commission  or "load." o Is designed  for long-term investors.

                   CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO

                CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO

The  Portfolios  described  herein are not  registered  for sale in all  states.
Potential  investors  should call Dimensional Fund Advisors at (310) 395-8005 or ask their financial  advisors about the  availability of the Portfolios in their states.  The  information  contained  herein  is  not  an  offer  to  sell  or a solicitation  of any  offer to buy the  Portfolios  mentioned,  and no offers or sales  will be made,  in any  jurisdictions  in which the offer or sale of these
Portfolios are not qualified or otherwise exempt from regulation.

     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the
         adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

RISK/RETURN SUMMARY

About the Portfolios

The Portfolios:

     o    Are generally offered to certain institutional investors.

     o    Do not charge sales commissions or "loads."

     o    Are designed for long-term investors.

Management

Dimensional  Fund Advisors LP (the "Advisor") is the investment  manager for the
Portfolios.

Equity Investment Approach

The Advisor believes that equity investing should involve a long-term view and a focus on asset class (e.g., U.S.  securities)  selection,  not stock picking. It places priority on controlling expenses,  portfolio turnover, and trading costs.
Many other  investment  managers  concentrate on reacting to price movements and choosing individual securities.

Portfolio construction: Generally, the Advisor structures a Portfolio by:

     l.   Selecting a starting universe of securities (for example, all publicly traded U.S. common stocks).

     2.   Excluding the securities of certain  companies after analyzing various factors (for example, size or liquidity).

     3.   Excluding the securities of other companies based upon the Portfolio's social criteria.

     4.   Purchasing securities so the Portfolio is generally diversified within its targeted asset class.

See "APPLYING THE PORTFOLIOS'  SOCIAL  CRITERIA" for a description of the social criteria utilized by the Portfolios.

Investment Objectives, Strategies, and Risks

CSTG&E U.S. Social Core Equity 2 Portfolio

     o    Investment Objective: Long-term capital appreciation.

     o    Investment Strategy:  Purchase a broad portfolio of securities of U.S.
          operating companies with an increased exposure to small capitalization and value companies,  while excluding  securities of certain companies based upon the Portfolio's social issue screens.

     o    Principal Risks: Market Risk, Small Company Risk and Social Investment
          Risk.

CSTG&E International Social Core Equity Portfolio

     o    Investment Objective: Long-term capital appreciation.

     o    Investment  Strategy:  Purchase a broad  portfolio  of  securities  of
          non-U.S.  companies with an increased exposure to small capitalization and value companies,  while excluding  securities of certain companies based upon the Portfolio's social issue screens.

     o    Principal Risks:  Market Risk, Small Company Risk,  Foreign Securities
          and Currencies Risk and Social Investment Risk.

Principal Risks

Market Risk (Both  Portfolios):  Even a  long-term  investment  approach  cannot guarantee a profit.  Economic,  political, and issuer-specific events will cause the value of  securities,  and the  Portfolio  that owns them,  to rise or fall.
Because the value of your investment in the Portfolio will  fluctuate,  there is the risk that you may lose money.

Small Company Risk (Both  Portfolios):  Securities of small  companies are often less liquid than those of large companies. As a result, small company stocks may fluctuate relatively more in price.

Foreign Securities and Currencies Risk (CSTG&E  International Social Core Equity
Portfolio):  Foreign  securities prices may decline or fluctuate because of: (a)
economic or political actions of foreign governments,  and/or (b) less regulated or liquid  securities  markets.  Investors  holding  these  securities  also are exposed to foreign  currency risk (the  possibility  that foreign  currency will fluctuate in value against the U.S. dollar).

Social Investment Risk (Both Portfolios): A Portfolio's social issue screens may limit the number of investment  opportunities available to the Portfolio, and as a result,  at times the  Portfolio may produce more modest gains than funds that are not subject to such special investment conditions.  For example, a Portfolio may decline to purchase certain securities when it is otherwise  advantageous to do so, or the Portfolio may sell certain  securities  for social reasons when it is otherwise disadvantageous to do so.

Other Risks

Derivatives:  Derivatives are securities, such as futures contracts, whose value is derived from that of other  securities  or indices.  Each  Portfolio  may use derivatives, such as futures contracts and options on futures contracts, to gain market  exposure  on the  Portfolio's  uninvested  cash  pending  investment  in securities  or to maintain  liquidity to pay  redemptions.  Gains or losses from derivative  investments  may be  substantially  greater  than  the  derivatives'
original cost.

Securities Lending: Each Portfolio may lend its portfolio securities to generate additional  income.  Securities  lending involves the risk that the borrower may fail to return  the  securities  in a timely  manner or at all.  As a result,  a
Portfolio  may lose  money  and there may be a delay in  recovering  the  loaned securities.  A  Portfolio  also  could  lose  money if it does not  recover  the securities  and/or the value of the  collateral  falls,  including  the value of investments  made with cash  collateral.  Securities  lending  may have  certain
potential  adverse  tax  consequences.   See  "SECURITIES   LOANS"  for  further
information on securities lending.

Other Information

Commodity Pool Operator  Exemption:  Each Portfolio is operated by a person that has  claimed  an  exclusion  from the  definition  of the term  "commodity  pool operator" under the Commodity Exchange Act ("CEA"), and, therefore,  such person is not subject to registration or regulation as a pool operator under the CEA.

Risk and Return Bar Chart and Table

Performance  information  is not available for the  Portfolios  because they are new.

                                FEES AND EXPENSES

This  table  describes  the  fees and  expenses  you may pay if you buy and hold shares of the Portfolios.

     Shareholder Fees (fees paid directly from your investment): None

                         ANNUAL FUND OPERATING EXPENSES
               (expenses that are deducted from Portfolio assets)

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
Management Fee............................................................0.27%
Other Expenses............................................................0.13%*
Acquired Fund Fees & Expenses ............................................ N/A

Total Annual Operating Expenses...........................................0.40%

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
Management Fee............................................................0.42%
Other Expenses............................................................0.24%*
Acquired Fund Fees & Expenses ............................................ N/A

Total Annual Operating Expenses...........................................0.66%
__________________

*    "Other  Expenses" are annualized  expenses  based on  anticipated  fees and expenses  payable by the Portfolio  through the fiscal year ending November
     30, 2007.

                                     EXAMPLE

     This  Example is meant to help you  compare  the cost of  investing  in the
Portfolios with the cost of investing in other mutual funds.

     The Example  assumes that you invest  $10,000 in the Portfolio for the time periods  indicated  and  then  redeem  all of your  shares  at the end of  those periods. The Example also assumes that your investment has a 5% return each year and that the  Portfolio's  operating  expenses  remain the same.  Although  your actual  costs may be higher or lower,  based on these  assumptions,  your  costs would be as follows:

                                                            l Year       3 Years
CSTG&E U.S. Social Core Equity 2 Portfolio ...........       $41          $128
CSTG&E International Social Core Equity  Portfolio ...       $67          $211

     Because the  Portfolios are new, the Example for each Portfolio is based on the anticipated expenses for the Portfolio for the current fiscal year, and does not extend over five- and ten-year periods.

                                   HIGHLIGHTS

Management Services

     The Advisor serves as investment advisor to the Portfolios. See "MANAGEMENT
OF THE PORTFOLIOS."

Purchase, Valuation, and Redemption of Shares

     The shares of each  Portfolio are sold at net asset value.  The  redemption price of the shares of each  Portfolio  is also equal to the net asset  value of its shares.  The value of a Portfolio's shares will fluctuate in relation to its own investment experience.  See "PURCHASE OF SHARES," "VALUATION OF SHARES," and
"REDEMPTION OF SHARES."

                       INVESTMENT OBJECTIVES AND POLICIES

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO

     The investment  objective of the CSTG&E U.S. Social Core Equity 2 Portfolio
(the "U.S. Social Core Portfolio") is to achieve long-term capital appreciation.
The U.S.  Social Core  Portfolio  seeks to achieve its  investment  objective by purchasing a broad and diverse group of common stocks of U.S.  companies with an increased  exposure to small  capitalization and value companies relative to the
U.S.  Universe,  while excluding  securities of certain companies based upon the
Portfolio's   social  issue  screens  (See  "APPLYING  THE  PORTFOLIOS'   SOCIAL
CRITERIA").  The Advisor defines the "U.S. Universe" as a market  capitalization weighted  portfolio  of U.S.  operating  companies  listed on the New York Stock
Exchange  ("NYSE"),  American Stock Exchange ("Amex") and Nasdaq National Market
("Nasdaq").  The increased exposure to small and value companies may be achieved by decreasing the allocation of the U.S. Social Core  Portfolio's  assets to the largest U.S.  growth  companies  relative to their weight in the U.S.  Universe, which would result in a greater weight  allocation to small  capitalization  and value  companies.  An equity  issuer is  considered a growth  company  primarily because  it has a  low,  non-negative  book  value  in  relation  to its  market capitalization. An equity issuer is considered a value company primarily because it has a high book value in relation to its market capitalization.  In assessing growth  and  value,  the  Advisor  may  consider  additional  factors,  such  as price-to-cash-flow  or price-to-earnings  ratios, as well as economic conditions and developments in the issuer's industry.

     The percentage  allocation of the assets of the U.S.  Social Core Portfolio to securities  of the largest U.S.  growth  companies,  as defined  above,  will generally be reduced from between 5% and 35% of their  percentage  weight in the
U.S. Universe.  For example, as of December 31, 2006,  securities of the largest
U.S. growth companies comprised 26% of the U.S. Universe, and if the U.S. Social
Core Portfolio had been in operation, the Advisor would have allocated 7% of the
U.S.  Social Core  Portfolio's  assets to securities of the largest U.S.  growth companies.  The percentage by which the U.S. Social Core Portfolio's  allocation to securities  of the largest U.S.  growth  companies is reduced will  fluctuate with market  movements.  Additionally,  the range by which the U.S.  Social Core
Portfolio's  percentage  allocation to the securities of the largest U.S. growth companies is reduced as compared to the U.S.  Universe  will change from time to time.

     As a non-fundamental  policy, under normal  circumstances,  the U.S. Social
Core Portfolio  will invest at least 80% of its net assets in equity  securities of U.S.  companies.  If the U.S.  Social Core Portfolio  changes this investment policy, the U.S. Social Core Portfolio will notify shareholders at least 60 days before the change, and will change the name of the Portfolio.

     The U.S.  Social Core  Portfolio also may invest in  exchange-traded  funds
(ETFs) and similarly  structured  pooled  investments for the purpose of gaining exposure to the U.S. stock market while maintaining  liquidity.  The U.S. Social
Core Portfolio also may use derivatives,  such as futures  contracts and options on futures  contracts,  to gain  market  exposure  on  uninvested  cash  pending investment in securities or to maintain  liquidity to pay redemptions.  The U.S.
Social Core  Portfolio  may enter into futures  contracts and options on futures contracts for U.S.  equity  securities and indices.  In addition to money market instruments  and  short-term  investments,  the U.S.  Social Core  Portfolio may invest in affiliated and unaffiliated  registered and unregistered  money market funds to manage the Portfolio's  cash pending  investment in other securities or to  maintain  liquidity  for the  payment  of  redemptions  or  other  purposes.
Investments  in money market funds may involve a duplication of certain fees and expenses. The above-referenced investments are not subject to, although they may incorporate, the U.S. Social Core Portfolio's Social Criteria.

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO

     The  investment  objective of the CSTG&E  International  Social Core Equity
Portfolio  ("International  Social  Core  Portfolio")  is to  achieve  long-term capital  appreciation.  The International Social Core Portfolio seeks to achieve its  investment  objective by  purchasing a broad and diverse group of stocks of
non-U.S.  companies with an increased exposure to small capitalization and value companies relative to the International Universe,  while excluding securities of certain companies based upon the Portfolio's social issue screens (See "APPLYING
THE PORTFOLIOS' SOCIAL CRITERIA").  For purposes of this Portfolio,  the Advisor defines  the  "International  Universe"  as  a  market  capitalization  weighted portfolio of non-U.S.  companies in developed  markets that have been authorized for  investment by the Advisor's  Investment  Committee.  As of the date of this
Prospectus,  the following countries have been authorized for investment for the
Portfolio and comprise the International Universe:  Australia, Austria, Belgium,
Canada, Denmark,  Finland,  France, Germany,  Greece, Hong Kong, Ireland, Italy,
Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden,
Switzerland  and the United  Kingdom  (Authorized  Countries).  The Advisor will determine in its  discretion  when and whether to invest in countries  that have been authorized,  depending on a number of factors,  such as asset growth in the
Portfolio  and  characteristics  of  each  country's  markets.   The  Investment
Committee of the Advisor also may authorize  other  countries for  investment in the future,  in addition to the Authorized  Countries  identified  above, or may remove one or more countries from the list of Authorized Countries.

     The increased exposure to small  capitalization and value companies for the
International Social Core Portfolio may be achieved by decreasing the allocation of the  Portfolio's  assets to the largest  growth  companies  relative to their weight in the  International  Universe,  which would result in a greater  weight allocation  to small  capitalization  and value  companies.  An equity issuer is considered a growth company  primarily  because it has a low,  non-negative book value in relation to its market capitalization. An equity issuer is considered a value  company  primarily  because it has a high book value in  relation  to its market  capitalization.  In assessing growth and value, the Advisor may consider additional factors, such as  price-to-cash-flow or price-to-earnings  ratios, as well as economic conditions and developments in the issuer's industry.

     The Advisor determines company size on a country- or region-specific  basis and based primarily on market  capitalization.  The percentage allocation of the assets of the  International  Social Core Portfolio to securities of the largest growth  companies as defined above will generally be reduced from between 5% and
35% of their percentage weight in the International Universe. For example, as of
December  31,  2006,   securities  of  the  largest  growth   companies  in  the
International  Universe comprised 16% of the International  Universe, and if the
International  Social Core  Portfolio had been in  operation,  the Advisor would have  allocated  4% of the  International  Social  Core  Portfolio's  assets  to securities of the largest growth companies in the International Universe.

     As a non-fundamental policy, under normal circumstances,  the International
Social  Core  Portfolio  will  invest at least  80% of its net  assets in equity securities.  If the International  Social Core Portfolio changes this investment policy,  the  Portfolio  will  notify  shareholders  at least 60 days before the change, and will change the name of the Portfolio.

     The International Social Core Portfolio may invest in Exchange Traded Funds
(ETFs) and similarly  structured  pooled  investments for the purpose of gaining exposure to the equity markets while  maintaining  liquidity.  The International
Social Core Portfolio also may use  derivatives,  such as futures  contracts and options on futures contracts, to gain market exposure on uninvested cash pending investment  in  securities  or to maintain  liquidity  to pay  redemptions.  The
International Social Core Portfolio may enter into futures contracts and options on futures  contracts for equity  securities  and indices.  In addition to money market instruments and other short-term investments, the Portfolio may invest in affiliated and unaffiliated  registered and  unregistered  money market funds to manage  the  Portfolio's  cash  pending  investment  in other  securities  or to maintain liquidity for the payment of redemptions or other purposes. Investments in money market funds may involve a  duplication  of certain fees and  expenses.
The  above-referenced   investments  are  not  subject  to,  although  they  may
incorporate, the International Social Core Portfolio's Social Criteria.

     The International Social Core Portfolio invests in securities of Authorized
Countries  (as  identified  above) listed on bona fide  securities  exchanges or traded on the over-the-counter markets, including securities listed or traded in the form of European Depositary Receipts,  Global Depositary Receipts,  American
Depositary  Receipts or other types of depositary  receipts.  The  International
Social Core Portfolio will consider for purchase  securities that are associated with an  Authorized  Country,  and include,  among  others:  (a)  securities  of companies  that are  organized  under the laws of, or maintain  their  principal place of  business  in, an  Authorized  Country;  (b)  securities  for which the principal trading market is in an Authorized  Country;  (c) securities issued or guaranteed  by  the  government  of  an  Authorized  Country,  its  agencies  or
instrumentalities,   or  the  central  bank  of  such  country;  (d)  securities denominated  in an Authorized  Country  currency  issued by companies to finance operations in Authorized  Countries;  (e) securities of companies that derive at least 50% of their revenues or profits from goods produced or sold,  investments made,  or services  performed  in  Authorized  Countries or have at least 50% of their assets in  Authorized  Countries;  (f) equity  securities  of companies in
Authorized  Countries in the form of depositary shares; (g) securities of pooled investment vehicles that invest primarily in securities of Authorized  Countries or derivative  instruments that derive their value from securities of Authorized
Countries;  or (h)  securities  included  in the  Portfolio's  benchmark  index.
Securities of Authorized Countries may include securities of companies that have
characteristics  and  business   relationships  common  to  companies  in  other
countries.  As a  result,  the value of the  securities  of such  companies  may reflect  economic  and market  forces in such other  countries as well as in the
Authorized  Countries.  The Advisor,  however,  will select only those companies which,  in its view,  have  sufficiently  strong exposure to economic and market forces in Authorized Countries. For example, the Advisor may invest in companies organized  and  located  in the  United  States or other  countries  outside  of
Authorized  Countries,   including  companies  having  their  entire  production
facilities  outside  of  Authorized  Countries,  when  such  companies  meet the criteria discussed above to be considered associated with Authorized Countries.

                                     APPLYING THE PORTFOLIOS' SOCIAL CRITERIA

     Each Portfolio  seeks to purchase  securities  that are consistent with the
Portfolio's  social issue  screens.  The Fund has engaged an  independent  third party (the  "Social  Screen  Vendor") to monitor each  Portfolio's  social issue screens. As of the date of this Prospectus,  KLD Research & Analytics,  Inc. has been engaged to be the Social Screen  Vendor.  Each  Portfolio  seeks to exclude from  its  investment  portfolio  those  companies  that are  identified  by the
Portfolio's  social issue screens,  as further discussed below. Each Portfolio's social issue screens are designed to identify  companies that derive 15% or more of their revenue from the following industries:

     o    Casinos and Gambling;

     o    Drug retail;

     o    Brewers;

     o    Distillers and Vintners;

     o    Tobacco;

     o    Health Care Equipment and Supplies;

     o    Health Care Distributors;

     o    Health Care Facilities;

     o    Health Care Services;

     o    Managed Health Care;

     o    Health Care Technology;

     o    Biotechnology;

     o    Life Sciences Tools and Services;

     o    Pharmaceuticals; and

     o    Adult Entertainment.

Each  Portfolio  may  modify  this list of social  issue  screens,  at any time, without prior shareholder approval or notice.

     Each  Portfolio's  social  issue  screens  are  designed to meet the social investing needs of shareholders;  the exclusion,  purchase,  or sale of specific securities  in a Portfolio  should not be construed as  reflecting a judgment by the Advisor or the Board of Directors of the Fund relating to any social issue.

     The  Portfolios  and the Advisor do not  determine  which stocks to exclude pursuant to the Portfolios'  social issue screens.  Instead,  the Portfolios and the Advisor rely on the social investment research provided by the Social Screen
Vendor.  The Social  Screen  Vendor is  generally  in the  business of providing social investment  research on publicly traded companies.  Through its research, the Social Screen Vendor shall determine if and when a company's  activities are significant  enough  to  warrant  exclusion  under a  Portfolio's  social  issue screens.  The Social Screen Vendor may  periodically  modify its social criteria screening process.

     Each  Portfolio  will  endeavor  not  to  buy  any  stock  that  fails  the
Portfolio's  social issue  screens as indicated in the research  provided by the
Social Screen Vendor.  Because of this  approach,  a Portfolio may not invest in certain types of companies,  industries,  and segments of the designated markets in which it invests.  The  Advisor  will  endeavor to ensure that a  Portfolio's investments  are consistent  with the social issue screens,  but there can be no guarantee  that  every  investment  will  do so.  Even if an  investment  is not excluded by the social  issue  screens,  the Advisor has the option of excluding the investment if it is determined to be unsuitable.

     At times,  a Portfolio  may hold  stocks  that do not meet the  Portfolio's social  criteria,  because for  instance  the stocks  ceased  meeting the social criteria  after the Portfolio  bought them or the Portfolio  obtained the stocks despite the  Portfolio's  social  criteria due to inadvertent  error,  corporate action or  otherwise.  The Advisor  will seek to sell these stocks in an orderly manner. Although the Advisor will seek to minimize any adverse effect of holding or selling these stocks on the value of a Portfolio's investments, to the extent that costs or losses are realized,  no  remuneration  will be due the Portfolio.
Ordinarily,  a Portfolio will sell the stocks within 90 days of determining that the stocks do not meet the social criteria.  However,  a Portfolio will sell the stocks after a longer period if the Advisor  believes that doing so will avoid a loss to the overall value of the Portfolio's investments.

                             PORTFOLIO TRANSACTIONS

     Securities  will not be  purchased or sold based on the  prospects  for the economy,  the securities  markets,  or the  individual  issuers whose shares are eligible for purchase.  Securities  that have  depreciated  in value since their acquisition  will not be sold solely  because  prospects  for the issuer are not considered  attractive  or due to an expected or realized  decline in securities prices in general.  Securities will not be sold to realize  short-term  profits, but when circumstances warrant, they may be sold without regard to the length of time held.  Securities,  including those eligible for purchase,  may be disposed of, however, at any time when, in the Advisor's judgment,  circumstances warrant their sale, including,  but not limited to, tender offers,  mergers, and similar transactions,  or bids made for block purchases at opportune prices.  Generally, securities  will be purchased  with the  expectation  that they will be held for longer  than one year and will be held  until such time as they are no longer an appropriate holding in light of the investment policies of a Portfolio.

                                SECURITIES LOANS

     Each  Portfolio is  authorized  to lend  securities  to qualified  brokers, dealers,  banks,  and other  financial  institutions  for the purpose of earning additional  income.  While a Portfolio may earn  additional  income from lending securities,  such  activity is  incidental  to the  investment  objective of the
Portfolio. The value of securities loaned may not exceed 33 1/3% of the value of a Portfolio's total assets, which includes the value of collateral received.  To the extent a Portfolio  loans a portion of its  securities,  the Portfolio  will receive collateral  consisting generally of cash or U.S. government  securities, which will be  maintained  by marking to market  daily in an amount  equal to at least  (i) 100% of the  current  market  value of the  loaned  securities,  with respect to securities of the U.S.  government or its agencies,  (ii) 102% of the current market value of the loaned securities,  with respect to U.S. securities, and (iii)  105% of the  current  market  value of the  loaned  securities,  with respect to foreign  securities.  Subject to its stated  investment  policies,  a
Portfolio  may invest the  collateral  received  for the  loaned  securities  in securities  of the  U.S.  government  or  its  agencies,  repurchase  agreements collateralized  by  securities  of the  U.S.  government  or its  agencies,  and registered and unregistered  money market funds. For purposes of this paragraph, agencies include both agency debentures and agency  mortgage-backed  securities.
In addition, a Portfolio will be able to terminate the loan at any time and will receive  reasonable  interest  on the  loan,  as well as  amounts  equal  to any dividends,  interest, or other distributions on the loaned securities.  However, dividend income received from loaned  securities may not be eligible to be taxed at qualified dividend income rates. See the Portfolios'  Statement of Additional
Information (the "SAI") for a further discussion of the tax consequences related to securities  lending. A Portfolio will be entitled to recall a loaned security to vote proxies or otherwise obtain rights to vote proxies of loaned  securities if the  Portfolio  knows that a material  event will occur.  In the event of the bankruptcy of the borrower,  the Fund could  experience  delay in recovering the loaned  securities or only recover cash or a security of equivalent  value.  See
"OTHER  RISKS--SECURITIES  LENDING"  for a  discussion  of the risks  related to securities lending.

                          MANAGEMENT OF THE PORTFOLIOS

     The Advisor serves as investment  advisor to each  Portfolio.  As such, the
Advisor is  responsible  for the  management of each  Portfolio's  assets.  Each
Portfolio is managed using a team  approach.  The  investment  team includes the
Investment  Committee  of the Advisor,  portfolio  managers,  and other  trading personnel.

     The  Investment  Committee is composed  primarily  of certain  officers and directors  of the Advisor  who are  appointed  annually.  As of the date of this
Prospectus,  the Investment Committee has seven members.  Investment  strategies for each Portfolio are set by the Investment Committee, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee also sets and  reviews  all  investment  related  policies  and  procedures  and approves any changes in regards to authorized  countries,  security  types,  and brokers.

     In accordance  with the team approach  used to manage each  Portfolio,  the portfolio  managers and portfolio  traders implement the policies and procedures established by the Investment  Committee.  The portfolio  managers and portfolio traders also make daily investment decisions regarding each Portfolio, including running  buy and sell  programs,  based  on the  parameters  established  by the
Investment Committee. Robert T. Deere, the portfolio manager for the U.S. Social
Core Portfolio,  coordinates  the efforts of all other  portfolio  managers with respect to the day-to-day management of that Portfolio and other domestic equity portfolios  managed by the Advisor.  Karen E. Umland,  the portfolio manager for the  International  Social Core Portfolio,  coordinates the efforts of all other portfolio  managers with respect to the day-to-day  management of that Portfolio and other international equity portfolios managed by the Advisor.

     Mr. Deere is a Senior  Portfolio  Manager and Vice President of the Advisor
and a member of the  Investment  Committee.  Mr. Deere received his MBA from the
University  of California at Los Angeles in 1991. He also holds a BS and BA from the University of California at San Diego.  Mr. Deere joined the Advisor in 1991 and has been responsible for the domestic equity portfolios since 1994.

     Ms. Umland is a Senior Portfolio  Manager and Vice President of the Advisor
and a  member  of the  Investment  Committee.  She  received  her BA  from  Yale
University in 1988 and her MBA from the  University of California at Los Angeles in 1993. Ms. Umland joined the Advisor in 1993 and has been  responsible for the international equity portfolios since 1998.

     The Portfolios'  SAI provides  information  about each portfolio  manager's compensation,  other  accounts  managed  by each  portfolio  manager,  and  each portfolio manager's ownership of Portfolio shares.

     The Advisor  provides each Portfolio with a trading  department and selects brokers and dealers to effect securities  transactions.  Securities transactions are placed with a view to  obtaining  best price and  execution.  The  Advisor's address is 1299 Ocean Avenue, Santa Monica, CA 90401. A discussion regarding the basis for the Board of Directors' approving the investment management agreements with respect to the Portfolios will be available in future annual or semi-annual reports to shareholders of the Portfolios.

     The Fund bears all of its own costs and  expenses,  including:  services of its independent registered public accounting firm, legal counsel,  Social Screen
Vendor,  brokerage fees, commissions,  and transfer taxes in connection with the acquisition and disposition of portfolio securities,  taxes, insurance premiums, costs  incidental to meetings of its  shareholders  and  directors,  the cost of filing its  registration  statements  under the federal  securities laws and the
cost  of  any  filings  required  under  state   securities  laws,   reports  to
shareholders,  and  transfer  and  dividend  disbursing  agency,  administrative services,  and custodian fees.  Expenses allocable to a particular  portfolio of the Fund are so allocated.  The expenses of the Fund that are not allocable to a particular  portfolio  are borne by each  portfolio on the basis of its relative net assets or equally.

     The  Advisor  has been  engaged in the  business  of  providing  investment management  services  since May 1981.  The Advisor is  currently  organized as a
Delaware  limited  partnership  and is  controlled  and  operated by its general partner, Dimensional Holdings Inc., a Delaware corporation. Prior to November 3,
2006, the Advisor was named  Dimensional Fund Advisors Inc. and was organized as a  Delaware  corporation.  As of the  date  of  this  Prospectus,  assets  under management total  approximately $150 billion.  The Advisor controls  Dimensional
Fund Advisors Ltd. ("DFAL") and DFA Australia Limited ("DFA Australia").

Investment Services - International Social Core Portfolio

     The Advisor has entered into a Sub Advisory  Agreement with each of DFAL (7
Down Street,  London W1J7AJ, United Kingdom) and DFA Australia (Level 29 Gateway
1, MacQuarie Place, Sydney, New South Wales 2000, Australia), respectively, with respect to the  International  Social Core  Portfolio.  Pursuant to the terms of each Sub Advisory Agreement,  DFAL and DFA Australia each have the authority and responsibility to select brokers and dealers to execute securities  transactions for the International  Social Core Portfolio.  Each Sub Advisor's duties include the  maintenance  of a trading desk and the  determination  of the best and most efficient means of executing securities transactions.  On at least a semi-annual basis,  the Advisor  will review the holdings of the  International  Social Core
Portfolio  and  review the  trading  process  and the  execution  of  securities transactions.  The Advisor is responsible for determining those securities which are eligible for purchase and sale by the  International  Social Core  Portfolio and may  delegate  this  task,  subject  to its  own  review,  to  DFAL  and DFA
Australia.   DFAL  and  DFA  Australia  maintain  and  furnish  to  the  Advisor information  and  reports  on small  companies  in  certain  markets,  including recommendations  of securities to be added to the  securities  that are eligible for purchase by the International Social Core Portfolio. DFAL is a member of the
Financial  Services  Authority  ("FSA"),  a  self-regulatory   organization  for
investment managers operating under the laws of England.

                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

Dividends and Distributions

     Each  Portfolio  intends to  qualify  each year as a  regulated  investment company under the Internal Revenue Code (the "Code"). As a regulated  investment company,  a  Portfolio  generally  pays no federal  income tax on the income and gains it distributes to  shareholders.  Dividends from net investment  income of each  Portfolio  are  distributed  quarterly  (on a calendar  basis) and any net realized  capital gains (after any reductions  for capital loss  carry-forwards)
are distributed annually, typically in December. Each Portfolio also may make an additional dividend  distribution from net investment income in November of each year. The amount of any distribution will vary, and there is no guarantee either
Portfolio will pay either an income dividend or a capital gains distribution.

     Shareholders  of each  Portfolio  will  automatically  receive  all  income dividends and capital gains  distributions in additional shares of the Portfolio whose shares they hold at net asset value (as of the business date following the dividend record date), unless, upon written notice to the Advisor and completion of account information, the shareholder selects one of the options listed below:

     Income  Option--to  receive  income  dividends  in cash and  capital  gains distributions in additional shares at net asset value.

     Capital Gains  Option--to  receive capital gains  distributions in cash and income dividends in additional shares at net asset value.

     Cash   Option--to   receive  both  income   dividends   and  capital  gains
distributions in cash.

     Every January, each shareholder will receive a statement that shows the tax status of dividends  and  distributions  received the  previous  calendar  year.
Distributions  declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

     If a taxable  shareholder  invests in a Portfolio shortly before the record date of a taxable  distribution,  the  distribution  will lower the value of the
Portfolio's  shares by the  amount  of the  distribution  and,  in  effect,  the shareholder  will receive some of his  investment  back in the form of a taxable distribution.

Taxes

     In general, if a shareholder is a taxable investor, Portfolio distributions are taxable to the  shareholder at either  ordinary  income or capital gains tax
rates.  This  is  true  whether  the  shareholder  reinvests   distributions  in
additional Portfolio shares or receives them in cash.

     For federal  income tax  purposes,  Portfolio  distributions  of short-term capital gains are taxable to you as ordinary income.  Portfolio distributions of long-term  capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends designated by a Portfolio may be qualified dividend income eligible for taxation by individual shareholders  at long-term  capital gains rates provided  certain holding period requirements are met.

     The  International   Social  Core  Portfolio  may  be  subject  to  foreign
withholding taxes on income from foreign  securities.  If more than 50% in value of the total assets of the  International  Social Core  Portfolio is invested in securities of foreign  corporations,  the Portfolio may elect to pass through to its  shareholders  their pro rata  share of  foreign  income  taxes  paid by the
Portfolio. If this election is made, shareholders will be required to include in their  gross  income  their pro rata  share of these  foreign  taxes paid by the
Portfolio,  and will be entitled to deduct (as an itemized deduction in the case of  individuals)  their share of such foreign  taxes in computing  their taxable income or to claim a credit for such taxes  against  their U.S.  federal  income tax, subject to certain limitations under the Code.

     The sale of shares of a  Portfolio  is a taxable  event and may result in a capital gain or loss to  shareholders  who are subject to tax.  Capital gains or loss may be  realized  from an ordinary  redemption  of shares or an exchange of shares  between  two  Portfolios.  Any loss  incurred  on sale or  exchange of a
Portfolio's  shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain  dividends  received  with respect to such shares.

     By law, a  Portfolio  is required  to  withhold  28% of taxable  dividends, capital gains distributions, and redemption proceeds paid to shareholders who do not provide their proper  taxpayer  identification  number and certain  required certifications. Shareholders may avoid this withholding requirement by providing
and  certifying  on  the  account   registration  form  their  correct  Taxpayer
Identification  Number  and by  certifying  that they are not  subject to backup withholding and are U.S. persons  (including U.S. resident aliens).  A Portfolio must also withhold if the IRS instructs it to do so.

     In  addition  to federal  taxes,  shareholders  may be subject to state and local taxes on distributions from a Portfolio and on gains arising on redemption or exchange  of a  Portfolio's  shares.  Distributions  of  interest  income and capital gains realized from certain types of U.S.  government  securities may be exempt from state personal income taxes.

     Non-U.S.  investors are subject to U.S.  withholding  tax at a 30% or lower treaty rate on dividends paid by a Portfolio,  subject to limited exemptions for
dividends  designated  as  capital  gain  dividends,   short-term  capital  gain
dividends and  interest-related  dividends.  The exemptions from withholding for short-term capital gain dividends and interest-related dividends sunset and will no longer apply to dividends  paid with respect to taxable  years of a Portfolio beginning  after  December 31, 2007 unless such  exemptions are extended or made permanent.  Notwithstanding such exemptions,  non-U.S.  investors are subject to backup withholding at a rate of 28% on dividends,  capital gains  distributions, and redemption  proceeds paid to shareholders who fails to properly certify they are not U.S. persons. Non-U.S. investors also may be subject to U.S. estate tax.

     Income  received by a Portfolio from certain  equity  interests in mortgage pooling vehicles is treated as "excess inclusion income." A Portfolio may derive such income either as a result of its direct  investment  in such  interests or, indirectly,  through  its  investment  in REITs  that  hold  such  interests  or otherwise qualify as taxable mortgage pools. In general, this income is required to be reported to Portfolio shareholders that are not disqualified organizations
(as defined below) in proportion to dividends paid with the same consequences as if the  shareholders  directly  received  the excess  inclusion  income.  Excess inclusion  income  (i)  may  not be  offset  with  net  operating  losses,  (ii)
represents unrelated business taxable income (UBTI) in the hands of a tax-exempt shareholder  that is not a  disqualified  organization,  and (iii) is subject to withholding  tax,  without  regard to otherwise  applicable  exemptions  or rate reductions, to the extent such income is allocable to a shareholder who is not a
U.S. person. A Portfolio must pay the tax on its excess inclusion income that is
allocable  to   "disqualified   organizations,"   which  generally  are  certain
cooperatives,  governmental  entities and tax-exempt  organizations that are not subject  to  tax on  UBTI.  To the  extent  that  Portfolio  shares  owned  by a disqualified  organization  are held in record name by a broker/dealer  or other nominee,  a Portfolio  must  inform the  broker/dealer  or other  nominee of the excess inclusion income allocable to them and the broker/dealer or other nominee must  pay  the tax on the  portion  of a  Portfolio's  excess  inclusion  income allocable to them on behalf of the disqualified organizations.

     This discussion of "Dividends,  Capital Gains  Distributions  and Taxes" is
not intended or written to be used as tax advice.  Prospective  investors should consult the SAI.  Because  everyone's  tax situation is unique,  you should also consult  your tax  professional  about  federal,  state,  local or  foreign  tax consequences before making an investment in a Portfolio.

                               PURCHASE OF SHARES

Cash Purchases

     Investors  may  purchase  shares of a  Portfolio  by first  contacting  the
Advisor at (310) 395-8005 to notify the Advisor of the proposed investment.  The
Portfolios generally are available for investment only by certain  institutional investors.  All  investments  are  subject to  approval  by the  Advisor and all investors must complete and submit the necessary account  registration  forms in good order.  The Fund  reserves  the right to reject any  initial or  additional investment and to suspend the offering of shares of a Portfolio.

     "Good order" with respect to the purchases of shares means that (1) a fully completed  and properly  signed  Account  Registration  Form and any  additional supporting  legal  documentation  required by the Advisor have been  received in legible form, and (2) the Advisor has been notified of the purchase by telephone and, if the  Advisor so  requests,  also in writing,  no later than the close of regular  trading on the NYSE (normally 1:00 p.m. PT) on the day of the purchase.
If an  order  to  purchase  shares  must be  cancelled  due to  nonpayment,  the purchaser will be  responsible  for any loss incurred by the Fund arising out of such  cancellation.  To recover any such loss,  the Fund  reserves  the right to redeem  shares  owned  by any  purchaser  whose  order  is  cancelled,  and such purchaser  may be  prohibited  or  restricted  in the manner of placing  further orders.

     Investors having an account with a bank that is a member or a correspondent of a member of the Federal  Reserve System may purchase  shares by first calling the Advisor at (310) 395-8005 to notify the Advisor of the proposed  investment, then requesting the bank to transmit immediately available funds (federal funds)
by wire to PNC Bank,  N.A. for the account of DFA  Investment  Dimensions  Group
Inc. (specify  Portfolio).  Additional  investments also may be made through the wire  procedure by first  notifying the Advisor.  Investors who wish to purchase shares  of a  Portfolio  by check  should  send  their  check to DFA  Investment
Dimensions  Group  Inc.,  c/o PFPC Inc.,  P.O.  Box 8916,  Wilmington,  Delaware
19899-8916.

     Payment of the total  amount due should be made in U.S.  dollars.  However, subject  to  approval  by the  Advisor,  payment  may  be  made  in  any  freely convertible  currency and the necessary  foreign exchange  transactions  will be arranged on behalf of, and at the expense of, the applicant. Applicants settling in any currency other than U.S. dollars are advised that a delay in processing a purchase or redemption may occur to allow for currency conversion.

     Shares also may be purchased  and sold by  individuals  through  securities firms that may charge a service fee or commission for such transactions. No such fee or commission  is charged on shares that are purchased or redeemed  directly from the Fund.  Investors who are clients of investment  advisory  organizations may also be subject to  investment  advisory  fees under their own  arrangements with such organizations.

In-Kind Purchases

     If accepted by the Fund, shares of a Portfolio may be purchased in exchange for securities  that are eligible for  acquisition by the Portfolio or otherwise represented in its portfolio as described in this  Prospectus or in exchange for local  currencies  in which such  securities  of the  International  Social Core
Portfolio are denominated.  Securities and local currencies accepted by the Fund for exchange and Portfolio shares to be issued in the exchange will be valued as set forth under  "VALUATION OF SHARES" at the time of the next  determination of net asset value after such acceptance. All dividends,  interests,  subscription, or other rights  pertaining to such securities  shall become the property of the
Portfolio  whose shares are being  acquired and must be delivered to the Fund by the investor upon receipt from the issuer.

     The Fund will not accept  securities  in exchange for shares of a Portfolio unless:  (1) such  securities  are, at the time of the exchange,  eligible to be included,  or  otherwise  represented,  in  the  Portfolio  and  current  market
quotations  are  readily  available  for  such  securities;   (2)  the  investor
represents  and  agrees  that all  securities  offered to be  exchanged  are not subject  to any  restrictions  upon  their  sale  by  the  Portfolio  under  the
Securities  Act of 1933 or under the laws of the country in which the  principal market for such securities  exists,  or otherwise;  and (3) at the discretion of the Fund,  the value of any such security  (except U.S.  government  securities)
being exchanged,  together with other securities of the same issuer owned by the
Portfolio,  may not  exceed 5% of the net  assets of the  Portfolio  immediately after the  transaction.  The Fund will accept such securities for investment and not for resale.

     A gain or loss for federal  income tax purposes will  generally be realized by investors  who are subject to federal  taxation  upon the exchange  depending upon  the  cost  of  the  securities  or  local  currency  exchanged.  Investors interested in such  exchanges  should  contact the Advisor.  Purchases of shares will be made in full and fractional  shares  calculated to three decimal places.
In the interest of economy and convenience,  certificates for shares will not be issued.

                POLICY REGARDING EXCESSIVE OR SHORT-TERM TRADING

     The  Portfolios  are designed for long-term  investors and are not intended for investors that engage in excessive  short-term  trading activity that may be harmful  to  the  Portfolios,  including  but  not  limited  to  market  timing.
Short-term  or  excessive  trading  into and out of the  Portfolios  can disrupt portfolio  management  strategies,  harm  performance,  and  increase  Portfolio expenses  for all  shareholders,  including  long-term  shareholders  who do not generate these costs.

     In  addition,   the  International   Social  Core  Portfolio  may  be  more
susceptible to the risks of short-term trading than other Portfolios. The nature of  the  holdings  of  the  International  Social  Core  Portfolio  may  present opportunities for a shareholder to engage in a short-term  trading strategy that exploits  possible  delays  between  changes  in the  price  of the  Portfolio's holdings and the reflection of those changes in the  Portfolio's net asset value
(called   "arbitrage  market  timing").   Such  delays  may  occur  because  the
International  Social Core  Portfolio  has  significant  investments  in foreign securities where, due to time zone  differences,  the values of those securities are established  some time before the Portfolio  calculates its net asset value.
In such  circumstances,  the available market prices for such foreign securities may not  accurately  reflect  the  latest  indications  of value at the time the
International  Social Core Portfolio  calculates its net asset value. There is a
possibility   that  arbitrage   market  timing  may  dilute  the  value  of  the
International  Social Core Portfolio's shares if redeeming  shareholders receive proceeds (and  purchasing  shareholders  receive  shares) based upon a net asset value that does not reflect appropriate fair value prices.

     The Board of Directors of the Fund (the  "Board") has adopted a policy (the
"Trading  Policy")  and the  Advisor  and  DFA  Securities  Inc.  (collectively,
"Dimensional") and their agents have implemented the following procedures, which are designed to discourage  and prevent  market  timing or excessive  short-term trading in the Portfolios:  (i) trade activity  monitoring and purchase blocking procedures, and (ii) use of fair value pricing.

     The Fund, Dimensional and their agents monitor trades and flows of money in and out of the  Portfolios  from time to time in an  effort to detect  excessive short-term  trading  activities,  and for consistent  enforcement of the Trading
Policy.  The Fund  reserves  the  right to take the  actions  necessary  to stop excessive or  disruptive  trading  activities,  including  refusing or canceling purchase or exchange orders for any reason,  without prior notice,  particularly purchase or exchange  orders that the Fund believes are made on behalf of market timers.  The Fund,  Dimensional  and their agents reserve the right to restrict, refuse  or  cancel  any  purchase  or  exchange  request  made  by  an  investor indefinitely if the Fund or Dimensional believes that any combination of trading activity in the accounts is  potentially  disruptive  to a Portfolio.  In making such  judgments,  the  Fund  and  Dimensional  seek to act in a  manner  that is consistent  with the interests of  shareholders.  For purposes of applying these procedures,  Dimensional  may  consider  an  investor's  trading  history in the
Portfolios, and accounts under common ownership, influence or control.

     In  addition  to  the  Fund's  general  ability  to  restrict   potentially
disruptive  trading  activity  as  described  above,  the Fund also has  adopted purchase blocking  procedures.  Under the Fund's purchase  blocking  procedures, where  an  investor  has  engaged  in any  two  purchases  and  two  redemptions
(including  redemptions that are part of an exchange transaction) in a Portfolio in any rolling 30 calendar day monitoring period (i.e., two "round trips"),  the
Fund and  Dimensional  intend to block the investor  from making any  additional purchases  in that  Portfolio  for 90 calendar  days (a  "purchase  block").  If implemented,  a purchase  block will begin at some point  after the  transaction that caused the investor to have engaged in the  prohibited  two  round-trips is detected by the Fund, Dimensional, or their agents. The Fund and Dimensional are permitted  to  implement a longer  purchase  block,  or  permanently  bar future purchases by an investor, if they determine that it is appropriate.

     Under the Fund's purchase blocking procedures,  the following purchases and redemptions  will not trigger a purchase block: (i) purchases and redemptions of shares having a value in each  transaction  of less than $5,000;  (ii) purchases and redemptions by U.S. registered investment companies that operate as funds of funds pursuant to Section 12(d)(1)(G) of the 1940 Act or an SEC exemptive order, and non-U.S.  investment  companies  that operate as funds of funds  (subject to monitoring  by  Dimensional);  (iii)  purchases  and  redemptions  by  a  feeder portfolio of a master fund's shares;  (iv) systematic or automated  transactions where the  shareholder,  financial  advisor  or  investment  fiduciary  does not exercise  direct  control over the  investment  decision;  (v)  retirement  plan contributions,  loans,  loan repayments and  distributions  (including  hardship withdrawals)  identified as such in the retirement plan  recordkeeper's  system;
(vi) purchase transactions  involving transfers of assets,  rollovers,  Roth IRA
conversions  and  IRA  recharacterizations;   (vii)  purchases  of  shares  with
Portfolio  dividends  or  capital  gain  distributions;   (viii)  transfers  and
reregistrations  of shares  within a  Portfolio;  and (ix)  transactions  by 529
Plans. Notwithstanding the Fund's purchase blocking procedures, all transactions in  Portfolio  shares are  subject to the right of the Fund and  Dimensional  to restrict  potentially  disruptive  trading  activity  (including  purchases  and redemptions  described  above that will not be subject to the purchase  blocking procedures).

     Commencing in October 2007, the Fund,  Dimensional or their  designees will have the  ability,  pursuant  to Rule  22c-2  under  the 1940  Act,  to  request information from financial  intermediaries,  such as 401(k) plan administrators, trust  companies and  broker-dealers  (together,  "Intermediaries"),  concerning trades placed in omnibus and other multi-investor  accounts (together,  "Omnibus
Accounts"),  in order to  attempt  to  monitor  trades  that are  placed  by the underlying  shareholders of these Omnibus  Accounts.  The Fund,  Dimensional and their designees will use the  information  obtained from the  Intermediaries  to monitor  trading in the Fund and to attempt to identify  shareholders in Omnibus
Accounts  engaged in trading  that is  inconsistent  with the Trading  Policy or otherwise not in the best interests of the Fund. The Fund,  Dimensional or their designees,  when they detect trading patterns in shares of a Portfolio (or other portfolios of the Fund) that may  constitute  short-term  or excessive  trading, will provide written  instructions  to the  Intermediary to restrict or prohibit further  purchases or exchanges of shares of the Portfolio (and other portfolios of the Fund) by a  shareholder  that has been  identified  as having  engaged in excessive  or  short-term  transactions  in a  Portfolio's  shares  (directly or indirectly through the Intermediary's account) that violate the Trading Policy.

     The  ability  of the Fund and  Dimensional  to  impose  these  limitations, including  the purchase  blocking  procedures,  on investors  investing  through
Intermediaries is dependent on the receipt of information  necessary to identify transactions by the underlying  investors and the Intermediary's  cooperation in implementing  the  Trading  Policy.  Investors  seeking  to engage in  excessive short-term  trading  practices  may  deploy a  variety  of  strategies  to avoid detection,  and  despite  the  efforts  of the Fund and  Dimensional  to prevent excessive short-term trading,  there is no assurance that the Fund,  Dimensional or their agents will be able to identify  those  shareholders  or curtail  their trading  practices.  The ability of the Fund,  Dimensional  and their  agents to detect  and  limit  excessive  short-term  trading  also  may be  restricted  by operational systems and technological limitations.

     The purchase  blocking  procedures  of the Trading  Policy may not apply to redemptions by shareholders whose shares are held on the books of Intermediaries if the Intermediaries  have not adopted procedures to implement this Policy. The
Fund and Dimensional will work with  Intermediaries  to develop such policies to institute the purchase blocking procedures or other procedures that the Fund and
Dimensional  determine are reasonably  designed to achieve the objective of this
Trading  Policy.  At  the  time  the  Intermediaries   adopt  these  procedures,
shareholders  whose  accounts  are on the books of such  Intermediaries  will be subject to the Trading Policy's purchase blocking procedures or another frequent trading policy that achieves the objective of the purchase blocking  procedures.
Investors that invest in the Portfolios  through an Intermediary  should contact the  Intermediary  for  information  concerning the policies and procedures that apply to the investor.

     As of the date of this Prospectus,  the ability of the Fund and Dimensional to apply the purchase blocking  procedures on purchases by all investors and the ability of the Fund and Dimensional to monitor trades through  Omnibus  Accounts maintained by Intermediaries  is severely limited due to systems  limitations of both the Fund's service providers and the Intermediaries.  The Fund expects that the application of the Trading Policy as described above, including the purchase blocking procedures  (subject to the limitations  described above), will be able to be implemented on or after  compliance  with Rule 22c-2 under the 1940 Act is required of Intermediaries.

     In  addition,  the  purchase  blocking  procedures  will  not  apply  to  a redemption  transaction in which a Portfolio distributes portfolio securities to a  shareholder  in-kind,  where the  redemption  will not disrupt the  efficient portfolio  management of the Portfolio and the redemption is consistent with the interests of the remaining shareholders of the Portfolio.

     In addition to monitoring trade activity,  the Board has adopted fair value pricing  procedures that govern the pricing of the securities of the Portfolios.
These  procedures are designed to help ensure that the prices at which Portfolio shares are  purchased  and redeemed  are fair,  and do not result in dilution of shareholder  interests or other harm to  shareholders.  See the discussion under
"VALUATION OF  SHARES--Net  Asset Value" for additional  details  regarding fair value pricing of the Portfolios' securities.

     Although the  procedures  are designed to discourage  excessive  short-term trading,  none of the procedures  individually  nor all of the procedures  taken together can completely  eliminate the  possibility  that  excessive  short-term trading activity in a Portfolio may occur.

                               VALUATION OF SHARES

Net Asset Value

     The net asset value per share of a Portfolio is calculated  after the close of the  NYSE  (normally,  1:00  p.m.  PT) by  dividing  the  total  value of the
Portfolio's  investments and other assets,  less any  liabilities,  by the total outstanding  shares  of  the  stock  of the  Portfolio.  A  Portfolio  generally calculates  its net asset value per share and accepts  purchase  and  redemption orders  on days  that  the  NYSE is open for  trading.  Note:  The time at which transactions  and shares are priced may be changed in case of an emergency or if the NYSE closes at a time other than 1:00 p.m. PT.

     The  value of shares of a  Portfolio  will  fluctuate  in  relation  to its investment  experience.  Securities  held  by a  Portfolio  will  be  valued  in accordance  with  applicable  laws and  procedures  adopted  by the  Board,  and generally, as described below.

     Securities held by a Portfolio (including over-the-counter  securities) are valued at the last quoted sale price of the day.  Securities held by a Portfolio that are  listed on Nasdaq  are  valued at the  Nasdaq  Official  Closing  Price
("NOCP").  If  there is no last  reported  sales  price  or NOCP of the  day,  a
Portfolio  values the  securities at the mean between the most recent quoted bid and asked  prices.  Price  information  on listed  securities  is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering  prices,  as  appropriate,  for purchase orders placed at the close of the NYSE.

     The value of the  securities  and other assets of a Portfolio  for which no market quotations are readily available (including  restricted  securities),  or for which market quotations have become unreliable, are determined in good faith at fair value in accordance  with  procedures  adopted by the Board of the Fund.
Fair value pricing may also be used if events that have a significant  effect on the value of an investment  (as  determined in the  discretion of the Investment
Committee of the Advisor) occur before the net asset value is  calculated.  When fair value  pricing is used,  the prices of  securities  used by a Portfolio may differ  from the quoted or  published  prices for the same  securities  on their primary markets or exchanges.

     As of the date of this Prospectus,  the International Social Core Portfolio will also fair value  price in the  circumstances  described  below.  Generally, trading in foreign  securities  markets is completed  each day at various  times before the close of the NYSE.  For example,  trading in the Japanese  securities markets  is  completed  each  day  at the  close  of the  Tokyo  Stock  Exchange
(normally,  11:00 p.m. PT), which is fourteen hours before the close of the NYSE
(normally,  1:00  p.m.  PT) and  the  time  that  the net  asset  values  of the
International  Social Core  Portfolio is computed.  Due to the time  differences between the closings of the relevant foreign  securities  exchanges and the time the  International  Social Core Portfolio  prices its shares at the close of the
NYSE,  the  International  Social  Core  Portfolio  will fair value its  foreign investments  when it is determined  that the market  quotations  for the foreign investments  are either  unreliable  or not  readily  available.  The fair value prices  will  attempt  to  reflect  the  impact of the U.S.  financial  markets'
perceptions and trading activities on the International  Social Core Portfolio's foreign  investments  since the last closing  prices of the foreign  investments were calculated on their primary foreign  securities  markets or exchanges.  For these purposes, the Board of Directors of the Fund has determined that movements in relevant indices or other appropriate market  indicators,  after the close of the Tokyo Stock Exchange or the London Stock Exchange,  demonstrate  that market quotations may be unreliable, and may trigger fair value pricing.  Consequently, fair  valuation of  portfolio  securities  may occur on a daily basis.  The fair value pricing by the International Social Core Portfolio utilizes data furnished by an  independent  pricing  service  (and that data  draws  upon,  among  other information, the market values of foreign investments). The fair value prices of portfolio  securities  generally will be used when it is determined that the use of such  prices  will  have a  material  impact  on the net  asset  value of the
International  Social  Core  Portfolio.   When  the  International  Social  Core
Portfolio  uses fair value  pricing,  the values  assigned to the  International
Social Core Portfolio's  foreign  investments may not be the quoted or published prices of the  investments on their primary  markets or exchanges.  The Board of
Directors of the Fund  monitors  the  operation of the method used to fair value price the International Social Core Portfolio's foreign investments.

     Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market  quotations.  There can be no assurance that a Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its net asset value per share. As a result, the sale or redemption by a  Portfolio  of its  shares at net  asset  value,  at a time when a holding  or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

     Futures  contracts are valued using the settlement  price  established each day on the  exchange  on  which  they are  traded.  The  value  of such  futures contracts held by a Portfolio is determined each day as of such close.

Public Offering Price

     Provided  that the  transfer  agent has  received  the  investor's  Account
Registration  Form in good order and the custodian  has received the  investor's payment,  shares of a  Portfolio  will be priced at the public  offering  price, which is the net asset value of the shares next determined  after receipt of the investor's  funds by the custodian.  The transfer agent or the Fund may appoint, from time to time,  sub-transfer  agents  or  various  financial  intermediaries
("Intermediaries")  for the receipt of purchase orders,  redemption  orders, and funds  from  certain  investors.  Intermediaries,  in turn,  are  authorized  to designate other financial  intermediaries  ("Sub-designees") to receive purchase and redemption orders for a Portfolio's  shares from investors.  With respect to such investors,  the shares of a Portfolio will be priced at the public offering price  calculated  after receipt of the purchase  order by the  Intermediary  or
Sub-designee,  as applicable,  that is authorized to receive purchase orders. If the investor buys shares through an Intermediary or  Sub-designee,  the purchase price will be the public offering price next calculated  after the  Intermediary or Sub-designee,  as applicable,  receives the order, rather than on the day the custodian  receives the investor's  payment  (provided that the  Intermediary or
Sub-designee,  as applicable, has received the investor's purchase order in good order, and the investor has complied with the  Intermediary's  or Sub-designee's payment  procedures).  No  reimbursement  fee or  sales  charge  is  imposed  on purchases.

                               EXCHANGE OF SHARES

     Investors  may  exchange  shares  of a  Portfolio  for  shares  of  another portfolio  by first  contacting  the  Advisor  at (310)  395-8005  to notify the
Advisor of the proposed exchange and then completing a letter of instruction and mailing it to: DFA Investment Dimensions Group Inc. as follows:

                             Attn: Client Operations
                                1299 Ocean Avenue
                             Santa Monica, CA 90401

     The minimum  amount for an exchange  is  $100,000.  Contact the Advisor for information  regarding the  portfolios  available for exchanges and to request a copy of the  prospectus(es)  of such  portfolios.  There is no fee imposed on an exchange.  However,  the Fund reserves the right to impose an administrative fee in order to cover the costs  incurred in  processing  an exchange.  Any such fee will be disclosed in the Prospectus.  An exchange is treated as a redemption and a purchase.  Therefore,  an investor could realize a taxable gain or loss on the transaction.  The Fund  reserves the right to revise or  terminate  the exchange privilege,  limit the amount of or reject  any  exchange,  or waive the  minimum amount requirement as deemed necessary, at any time.

     Investors in a Portfolio  also may exchange all or part of their  Portfolio shares into certain portfolios of Dimensional  Investment Group Inc., subject to the  minimum  purchase  requirement  set  forth  in the  applicable  portfolio's prospectus.  Investors may contact the Advisor at the above-listed  phone number for more information on such exchanges and to request a copy of the prospectuses of portfolios of Dimensional Investment Group Inc.

     The  exchange  privilege is not  intended to afford  shareholders  a way to speculate  on  short-term  movements in the  markets.  Accordingly,  in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of a Portfolio or otherwise  adversely  affect the Fund, any proposed exchange is subject to the approval of the Advisor.  Such  approval  will depend on: (i) the size of the proposed exchange; (ii) the prior number of exchanges by that  shareholder;  (iii) the nature of the  underlying  securities and the cash position  of  the  portfolios  involved  in  the  proposed  exchange;  (iv)  the transaction costs involved in processing the exchange;  and (v) the total number of redemptions by exchange  already made out of the Portfolio.  Excessive use of the exchange  privilege is defined as any pattern of exchanges among  portfolios by an investor that evidences market timing.

     The  redemption  and purchase  prices of shares  redeemed and  purchased by exchange,  respectively,  are the net asset  values  next  determined  after the
Advisor has received a letter of instruction in good order. "Good order" means a completed  letter of  instruction  specifying the dollar amount to be exchanged, signed by all registered owners of the shares;  and if the Fund does not have on file  the  authorized  signatures  for the  account,  proof of  authority  and a guarantee of the signature of each  registered  owner by an "eligible  guarantor institution."  Such  institutions  generally  include  national or state  banks, savings associations,  savings and loan associations,  trust companies,  savings banks, credit unions, and members of a recognized stock exchange. Exchanges will be accepted  only if stock  certificates  have not been issued and the shares of the  Portfolio  being  acquired  are  registered  in  the  investor's  state  of residence.

                              REDEMPTION OF SHARES

Redemption Procedure

     Investors who desire to redeem shares of a Portfolio must first contact the
Advisor at (310) 395-8005. A Portfolio will redeem shares at the net asset value of such shares next determined after receipt of a written request for redemption in good order,  by the transfer agent (or by an  Intermediary or a Sub-designee, if  applicable).  "Good  order"  means that the  request to redeem  shares  must include all necessary documentation, to be received in writing by the Advisor no later than the close of regular  trading on the NYSE  (normally  1:00 p.m.  PT), including  but not limited  to: a letter of  instruction  or a stock  assignment specifying  the number of shares or dollar amount to be redeemed,  signed by all registered owners (or authorized  representatives thereof) of the shares; and if the Fund does not have on file the authorized signatures for the account,  proof of authority  and a guarantee of the  signature of each  registered  owner by an
eligible  guarantor  institution;   and  any  other  required  supporting  legal
documents.  A signature  guarantee may be obtained from a domestic bank or trust company,  broker,  dealer,  clearing  agency  or  savings  association  who  are participants  in a  medallion  program  recognized  by the  Securities  Transfer
Association.  The three recognized  medallion  programs are Securities  Transfer
Agents Medallion Program (STAMP),  Stock Exchanges Medallion Program (SEMP), and
New York Stock  Exchange,  Inc.  Medallion  Signature  Program (MSP).  Signature
guarantees that are not a part of these programs will not be accepted.

     Shareholders  redeeming  shares who have authorized  redemption  payment by wire in writing,  may request that redemption  proceeds be paid in federal funds wired to the bank they have  designated in writing.  The Fund reserves the right to send  redemption  proceeds  by check in its  discretion;  a  shareholder  may request overnight  delivery of such check at the  shareholder's own expense.  If the  proceeds  are wired to the  shareholder's  account  at a bank that is not a member of the Federal  Reserve  System,  there could be a delay in crediting the funds to the shareholder's bank account. The Fund reserves the right at any time
to  suspend  or  terminate  the  redemption  by  wire   procedure   after  prior
notification to shareholders.  No fee is charged for redemptions. The redemption of all shares in an account  will  result in the  account  being  closed.  A new
Account Registration Form will be required for future investments. See "PURCHASE
OF SHARES." In the interests of economy and convenience, certificates for shares are not issued.

     Although the redemption  payments will ordinarily be made within seven days after  receipt,  payment to investors  redeeming  shares that were  purchased by check  will not be made  until the Fund can  verify  that the  payments  for the purchase  have  been,  or will be,  collected,  which may take up to ten days or more.  Investors may avoid this delay by submitting a certified check along with the purchase order.

Redemption of Small Accounts

     With  respect to the  Portfolios,  the Fund  reserves the right to redeem a shareholder's  account if the value of the shares in a Portfolio is $500 or less because of redemptions by the shareholder. Before the Fund involuntarily redeems shares from such an account and sends the proceeds to the shareholder,  the Fund will give written  notice of the  redemption to the  shareholder  at least sixty days before the redemption  date. The shareholder will then have sixty days from the date of the notice to make an  additional  investment  in order to bring the value of the shares in the account for the Portfolio to more than $500 and avoid such  involuntary  redemption.  The redemption price to be paid to a shareholder for shares redeemed by the Fund under this right will be the aggregate net asset value of the shares in the account at the close of  business  on the  redemption date.

In-Kind Redemptions

     When  in the  best  interests  of a  Portfolio,  it may  make a  redemption payment, in whole or in part, by a distribution of portfolio  securities in lieu of  cash.  Such  distributions  will be  made in  accordance  with  the  federal securities  laws and  regulations  governing  mutual funds.  Investors may incur brokerage  charges and other  transaction  costs  selling  securities  that were received in payment of redemptions.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

     Each  Portfolio  generally  will  disclose  up to its 25 largest  portfolio holdings (other than cash and cash equivalents) and the percentages that each of these largest portfolio holdings represent of the total assets of the Portfolio, as of the  most  recent  month-end,  online  at the  Advisor's  public  website,
http://www.dfaus.com, within 20 days after the end of each month. Each Portfolio also generally will disclose its complete  portfolio  holdings  (other than cash and cash equivalents),  as of month-end, online at the Advisor's public website, three months  following the month-end.  Please consult the SAI for a description of the other  policies and  procedures  that govern  disclosure of the portfolio holdings by the Portfolios.

                        DELIVERY OF SHAREHOLDER DOCUMENTS

     To eliminate  duplicate  mailings and reduce  expenses,  the Portfolios may deliver a single copy of certain shareholder documents,  such as this Prospectus and annual and semi-annual reports, to related shareholders at the same address, even if accounts are  registered in different  names.  This practice is known as
"householding."   The  Portfolios  will  not  household   personal   information
documents,  such as account statements. If you do not want the mailings of these documents to be combined with those of other members of your  household,  please call us collect at (310) 395-8005.  We will begin sending  individual  copies of the shareholder documents to you within 30 days of receiving your request.

                                SERVICE PROVIDERS

--------------------------------------------------------------------------

       Investment Advisor
                                            Custodian - Domestic
  DIMENSIONAL FUND ADVISORS LP
       1299 Ocean Avenue                     PFPC TRUST COMPANY
     Santa Monica, CA 90401                 301 Bellevue Parkway
    Tel. No. (310) 395-8005                 Wilmington, DE 19809
--------------------------------------------------------------------------
          Sub-Advisors                        Accounting Services,
                                              Dividend Disbursing,
 DIMENSIONAL FUND ADVISORS LTD.                and Transfer Agent

         7 Down Street                            PFPC INC.
         London W1J7AJ                       301 Bellevue Parkway
         United Kingdom                      Wilmington, DE 19809
    Tel. No. (20) 7016-4500
                                               Legal Counsel
     DFA AUSTRALIA LIMITED          STRADLEY, RONON, STEVENS & YOUNG, LLP
                                           2600 One Commerce Square
        Level 29 Gateway                 Philadelphia, PA 19103-7098
       1 MacQuarie Place
  Sydney, New South Wales 2000             Independent Registered Public
           Australia                              Accounting Firm
   Tel. No. (612) 8 336-7100
                                         PRICEWATERHOUSECOOPERS LLP
                                             Two Commerce Square
                                                 Suite 1700
                                             2001 Market Street
                                         Philadelphia, PA 19103-7042
--------------------------------------------------------------------------
   Custodian - International                Social Screen Vendor

         CITIBANK, N.A.                KLD RESEARCH & ANALYTICS, INC.
        111 Wall Street                 250 Summer Street, 4th Floor
       New York, NY 10005                     Boston, MA 02210
--------------------------------------------------------------------------

Other Available Information

You  can  find  more  information  about  the  Fund  and the  Portfolios  in the
Portfolios' SAI and Annual and Semi-Annual Reports.

Statement of Additional  Information.  The SAI  supplements,  and is technically part of, this  Prospectus.  It includes an  expanded  discussion  of  investment practices, risks, and fund operations.

Annual and Semi-Annual Reports to Shareholders. These reports focus on Portfolio holdings and performance. The Annual Report also discusses the market conditions and investment strategies that significantly affected each Portfolio in its last fiscal year.  The Portfolios are new, so these reports are not yet available for the Portfolios.

Request free copies from:

o    Your investment  advisor - if you are a client of an investment advisor who has invested in the Portfolio on your behalf.

o    The  Fund  -  if  you  represent  an  institutional  investor,   registered
     investment  advisor or other  qualifying  investor.  Call  collect at (310)
     395-8005.

o    Access them on our website at http://www.dfaus.com.

o    Access  them  on  the  EDGAR   Database  in  the  SEC's  Internet  site  at
     http://www.sec.gov.

o    Review and copy them at the SEC's Public  Reference Room in Washington D.C.
     (phone 1-800-SEC-0330).

o    Request copies from the Public  Reference  Section of the SEC,  Washington,
     D.C.  20549-0102  or at  publicinfo@sec.gov  (you will be charged a copying fee).  Information  on the operation of the SEC's public  reference room is available by calling the SEC at 1-202-551-8090.

Dimensional Fund Advisors LP
1299 Ocean Avenue
Santa Monica, CA 90401
(310) 395-8005

DFA Investment Dimensions Group Inc.--Registration No. 811-3258

                   CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
                CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO

                      DFA Investment Dimensions Group Inc.

                1299 Ocean Avenue, Santa Monica, California 90401
                            Telephone: (310) 395-8005

                       STATEMENT OF ADDITIONAL INFORMATION

                                  July 22, 2007

     This statement of additional  information  ("SAI") relates to the shares of
CSTG&E U.S. Social Core Equity 2 Portfolio and CSTG&E  International Social Core
Equity   Portfolio   (individually,   a  "Portfolio"  and,   collectively,   the
"Portfolios") of DFA Investment Dimensions Group Inc. (the "Fund").

     This SAI is not a  prospectus  but should be read in  conjunction  with the
Prospectus of the Portfolios, dated July 22, 2007, as amended from time to time.
As of July 22, 2007,  the  Portfolios  had not yet commenced  operations,  so no financial  information  is shown for the  Portfolios in the Fund's annual report for the fiscal year ended  November 30, 2006.  The Prospectus can be obtained by writing  to the Fund at the above  address  or by  calling  the above  telephone number.

                     PORTFOLIO CHARACTERISTICS AND POLICIES

     The following  information  supplements  the  information  set forth in the
Prospectus of the Portfolios.  Capitalized  terms not otherwise  defined in this
SAI have the meaning assigned to them in the Prospectus.

     Dimensional Fund Advisors LP (the "Advisor")  serves as investment  advisor to each Portfolio.  The Advisor is organized as a Delaware  limited  partnership and is controlled and operated by its general partner, Delaware Holdings Inc., a
Delaware  corporation.  Prior  to  November  3,  2006,  the  Advisor  was  named
Dimensional Fund Advisors Inc. and was organized as a Delaware corporation.

     Each  Portfolio  is  diversified  under  the  federal  securities  laws and regulations.

     Because the  structure of the  Portfolios  is based on the relative  market capitalizations of eligible  holdings,  it is possible that the Portfolios might include at least 5% of the outstanding voting securities of one or more issuers.
In such  circumstances,  a Portfolio  and the issuer would be deemed  affiliated
persons  and  certain   requirements  under  the  federal  securities  laws  and
regulations  regulating dealings between mutual funds and their affiliates might become applicable.  However, based on the present  capitalizations of the groups of companies eligible for inclusion in a Portfolio and the anticipated amount of a Portfolio's assets intended to be invested in such securities, management does not  anticipate  that a  Portfolio  will  include  as much  as 5% of the  voting securities of any issuer.

                             BROKERAGE TRANSACTIONS

     Portfolio  transactions  of each  Portfolio  will be placed  with a view to receiving the best price and  execution.  In addition,  the Advisor will seek to acquire  and  dispose  of  securities  in a manner  that  would  cause as little fluctuation  in the market prices of stocks being  purchased or sold as possible in light of the size of the  transactions  being  effected,  and brokers will be selected  with these goals in view.  The Advisor  monitors  the  performance  of brokers that effect transactions for the Portfolios to determine the effect that their trading has on the market prices of the securities in which the Portfolios invest.  The  Advisor  also  checks  the rate of  commission  being  paid by the
Portfolios to their  brokers to ascertain  that the rates are  competitive  with those charged by other brokers for similar services.

     Transactions  also may be placed with  brokers who provide the Advisor with investment research, such as reports concerning individual issuers,  industries, and general  economic and financial  trends,  and other research  services.  The
Investment  Advisory  Agreement for each Portfolio permits the Advisor knowingly to pay commissions on these  transactions  that are greater than another broker, dealer,  or  exchange  member  might  charge  if the  Advisor,  in  good  faith, determines that the commissions  paid are reasonable in relation to the research or brokerage  services  provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor's overall responsibilities to the accounts under its management.  Research  services  furnished by brokers through whom  securities  transactions  are  effected  may be  used  by the  Advisor  in servicing  all of its  accounts  and not all  such  services  may be used by the
Advisor with respect to the Portfolios.

     Subject to obtaining best price and execution,  transactions  may be placed with  brokers  that  have  assisted  in the sale of Fund  shares.  The  Advisor, however,  pursuant to policies and procedures approved by the Board of Directors of the Fund,  is  prohibited  from  selecting  brokers  and  dealers to effect a
Portfolio's  portfolio securities  transactions based (in whole or in part) on a broker's or dealer's  promotion  or sale of shares  issued by a Portfolio or any other registered investment companies.

     Some  companies  eligible for purchase by a Portfolio  may be thinly traded securities.  Therefore,  the Advisor  believes it needs maximum  flexibility  to effect trades on a best execution basis. To that end, the Advisor places buy and sell orders for a Portfolio with market makers, third-party brokers,  electronic
communications   networks  ("ECNs"),  and  with  dealers  on  an  agency  basis.
Third-party brokers enable the Advisor to trade with other institutional holders directly  on a net basis.  This  allows the Advisor  sometimes  to trade  larger blocks than would be possible by going through a single market maker.

     ECNs,  such as  Instinet,  are  electronic  information  and  communication
networks  whose  subscribers   include  most  market  makers  as  well  as  many
institutions.  Such ECNs charge a  commission  for each trade  executed on their systems.  For example,  on any given trade, a Portfolio,  by trading  through an
ECN,  could  pay a spread to a dealer  on the  other  side of the  trade  plus a commission  to the  ECN.  However,  placing  a buy  (or  sell)  order  on an ECN communicates to many  (potentially  all) market makers and institutions at once.
This can create a more  complete  picture of the  market and thus  increase  the likelihood  that a  Portfolio  can  effect  transactions  at the best  available prices.

     Because the Portfolios had not commenced investment operations prior to the date of this SAI, the  Portfolios  have not incurred any  brokerage  commissions that are required to be reported.

                             INVESTMENT LIMITATIONS

     Each Portfolio has adopted certain limitations that may not be changed with respect to the Portfolio  without the approval of a majority of the  outstanding voting  securities of the  Portfolio.  A "majority" is defined as the lesser of:
(1) at least 67% of the voting  securities  of the  Portfolio (to be affected by the proposed  change)  present at a meeting,  if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy,  or (2)  more  than  50% of the  outstanding  voting  securities  of such
Portfolio.

     Each Portfolio will not:

     (1)  purchase or sell real estate, unless acquired as a result of ownership of securities or other  instruments and provided that this restriction does not prevent the Portfolio  from investing in issuers that invest, deal, or otherwise  engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein;

     (2)  purchase or sell physical commodities,  unless acquired as a result of ownership of  securities or other  instruments  and provided that this
          restriction   does  not  prevent  the   Portfolio   from  engaging  in
          transactions  involving  futures  contracts  and  options  thereon  or investing in securities that are secured by physical commodities;

     (3)  make loans to other  persons,  except:  (a) through the lending of its portfolio  securities;  (b) through the  purchase of debt  securities, loan  participations  and/or  engaging in direct  corporate  loans for investment  purposes in accordance  with its investment  objective and policies;  and (c) to the extent the entry into a repurchase agreement is deemed to be a loan;

     (4)  purchase  the  securities  of any one  issuer  (other  than  the  U.S.
          government or any of its agencies or  instrumentalities  or securities of other investment  companies) if immediately  after such investment:
          (a) more than 5% of the value of the Portfolio's total assets would be invested  in such  issuer,  or (b) more  than  10% of the  outstanding voting  securities  of such  issuer  would be owned by the  Portfolio, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to such 5% and 10% limitations;

     (5)  borrow money, except that it may: (a) borrow from banks (as defined in the 1940 Act) or other financial institutions in amounts up to 33 1/3%
          of its total assets  (including the amount  borrowed),  and (b) to the extent  permitted by applicable  law, borrow up to an additional 5% of its total assets for temporary purposes;

     (6)  issue senior  securities  (as such term is defined in Section 18(f) of the 1940 Act), except to the extent permitted under the 1940 Act;

     (7)  engage in the business of  underwriting  securities  issued by others;
          and

     (8)  concentrate  (invest more than 25% of its net assets) in securities of issuers in a  particular  industry  (other than  securities  issued or guaranteed by the U.S. government or any of its agencies or securities of other investment companies).

     Although not a fundamental  policy  subject to shareholder  approval,  each
Portfolio  does not intend to invest more than 15% of its net assets in illiquid securities.

     With  respect to the  investment  limitation  described  in 5(a)  above,  a
Portfolio  will  maintain  asset  coverage of at least 300% (as described in the
1940 Act),  inclusive of any amounts  borrowed.  With respect to the  investment limitation  described in 5(b) above, a Portfolio will segregate  assets to cover the amount borrowed by the Portfolio.  The Portfolios currently do not intend to borrow money for investment purposes.

     Subject to future  regulatory  guidance,  for purposes of those  investment limitations  identified  above that are based on total  assets,  "total  assets"
refers to the assets that a Portfolio owns, and does not include assets that the
Portfolio  does not own but over which it has  effective  control.  For example, when applying a percentage  investment limitation that is based on total assets, a Portfolio  will exclude  from its total  assets  those  assets that  represent collateral received by the Portfolio for its securities lending transactions.

     Unless  otherwise  indicated,  all limitations  applicable to a Portfolio's investments  apply  only at the  time  that a  transaction  is  undertaken.  Any subsequent  change in a rating  assigned by any rating  service to a security or change in the percentage of a Portfolio's  assets invested in certain securities or other instruments  resulting from market fluctuations or other changes in the
Portfolio's  total  assets  will not  require  the  Portfolio  to  dispose of an investment  until  the  Advisor  determines  that it is  practicable  to sell or closeout the investment  without undue market or tax consequences.  In the event that ratings services assign different ratings to the same security, the Advisor will  determine  which rating the Advisor  believes best reflects the security's quality and risk at that time,  which may be the higher of the several  assigned ratings.

                                FUTURES CONTRACTS

     Each Portfolio may use futures  contracts and options of futures  contracts for non-hedging  purposes as a substitute for direct  investment or to allow the
Portfolio to remain fully invested while  maintaining the liquidity  required to pay redemptions.

     Futures  contracts provide for the future sale by one party and purchase by another party of a specified amount of defined  securities at a specified future time and at a specified  price.  Futures  contracts that are  standardized as to maturity date and underlying financial instrument are traded on national futures exchanges.  Each  Portfolio will be required to make a margin deposit in cash or government  securities with a futures commission merchant (an "FCM") to initiate and maintain positions in futures contracts. Minimal initial margin requirements
are  established  by  the  futures   exchange  and  FCMs  may  establish  margin
requirements  that are higher than the  exchange  requirements.  After a futures contract  position  is  opened,  the value of the  contract  is marked to market daily. If the futures  contract price changes,  to the extent that the margin on deposit does not satisfy margin requirements,  payment of additional "variation"
margin  to be held by the FCM will be  required.  Conversely,  reduction  in the contract value may reduce the required margin resulting in a repayment of excess margin to the custodial account of the Portfolio.  Variation margin payments may be made to and from the futures broker for as long as the contract remains open.
Each  Portfolio  expects to earn income on its margin  deposits.  Each Portfolio intends to limit its futures-related investment activity so that other than with respect to bona fide hedging  activity (as defined in Commodity  Futures Trading
Commission  ("CFTC")  General  Regulations  Section  1.3(z)):  (i) the aggregate initial  margin and premiums paid to establish  commodity  futures and commodity option contract  positions  (determined at the time the most recent position was established)  do not  exceed  5% of the  liquidation  value  of the  Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts the Portfolio has entered into (provided that, in the case of an option that is in-the-money at the time of purchase,  the in-the-money amount may be excluded in calculating  such 5%  limitation),  or (ii) the aggregate net
"notional  value"  (i.e.,  the size of a commodity  futures or commodity  option contract in contract units (taking into account any multiplier  specified in the contract),  multiplied by the current  market price (for a futures  contract) or strike  price  (for an  option  contract)  of each such  unit) of all  non-hedge commodity  futures and commodity option contracts that the Portfolio has entered into (determined at the time the most recent position was established)  does not exceed the  liquidation  value of the Portfolio's  portfolio,  after taking into account  unrealized profits and unrealized losses on any such contracts that the
Portfolio has entered into.

     Positions in futures  contracts  may be closed out only on an exchange that provides a secondary  market.  However,  there can be no assurance that a liquid secondary market will exist for any particular  futures contract at any specific time.  Therefore,  it might not be possible to close a futures  position and, in the event of adverse price movements,  a Portfolio would continue to be required to make variation margin  deposits.  In such  circumstances,  if a Portfolio has insufficient  cash,  it might have to sell  portfolio  securities  to meet daily margin  requirements  at a time  when  it  might  be  disadvantageous  to do so.
Management  intends to minimize the possibility  that it will be unable to close out a futures contract by only entering into futures that are traded on national futures  exchanges and for which there appears to be a liquid secondary  market.
Pursuant to published  positions of the Securities and Exchange  Commission (the
"SEC")  and  interpretations  of the  staff  of the  SEC,  a  Portfolio  (or its custodian) is required to maintain  segregated  accounts or to segregate  assets through  notations on the books of the  custodian,  consisting  of liquid assets
(or, as permitted under applicable regulations, enter into offsetting positions)
in  connection  with its  futures  contract  transactions  in order to cover its obligations with respect to such contracts.  These  requirements are designed to limit the amount of leverage  that the Portfolio may use by entering into future transactions.

                            CASH MANAGEMENT PRACTICES

     Each Portfolio engages in cash management practices in order to earn income on uncommitted cash balances.  Generally, cash is uncommitted pending investment in other securities, payment of redemptions, or in other circumstances where the
Advisor believes  liquidity is necessary or desirable.  For example, a Portfolio may make cash  investments  for temporary  defensive  purposes during periods in which market, economic, or political conditions warrant.

     Each  Portfolio may invest cash in  short-term  repurchase  agreements.  In addition, each Portfolio may invest a portion of its assets, ordinarily not more than 20%,  in money  market  instruments,  debt  securities  that at the time of purchase have an investment  grade rating by a rating agency or are deemed to be investment  grade by the  Advisor,  freely  convertible  currencies,  shares  of affiliated  and  unaffiliated  registered and  unregistered  money market mutual funds, index futures contracts, and options thereon. Investments in money market mutual funds may involve a  duplication  of certain fees and  expenses.  The 20%
guideline is not an absolute  limitation  but each  Portfolio does not expect to exceed this guideline under normal circumstances.

                              EXCHANGE-TRADED FUNDS

     Each  Portfolio  may also  invest in  exchange-traded  funds  ("ETFs")  and similarly  structured pooled  investments for the purpose of gaining exposure to the equity markets while maintaining liquidity.  An ETF is an investment company whose goal is to track or replicate a desired index,  such as a sector,  market, or global  segment.  ETFs are  passively  managed,  and  traded  similarly  to a publicly traded company. The risks and costs of investing in ETFs are similar to those  of  investing  in a  publicly  traded  company.  The goal of an ETF is to correspond  generally  to the  price  and  yield  performance,  before  fees and expenses,  of its underlying  index. The risk of not correlating to the index is an additional risk to the investors of ETFs. When a Portfolio invests in an ETF, shareholders of the Portfolio bear their  proportionate  share of the underlying
ETF's fees and expenses. ETFs in which the Portfolios invest are not subject to, although  they  may  incorporate,  the  Portfolios'  Social  Criteria.  (See the
Portfolios'   prospectus  for  information   regarding  the  Portfolios'  Social
Criteria.)

                             CONVERTIBLE DEBENTURES

     The CSTG&E  International  Social Core Equity Portfolio (the "International
Social  Core  Portfolio")  may  invest  up to 5% of its  assets  in  convertible debentures issued by non-U.S.  companies located in the countries in which it is permitted to invest.  Convertible  debentures  include corporate bonds and notes that may be converted into or exchanged for common stock.  These  securities are generally  convertible either at a stated price or a stated rate (that is, for a specific  number of shares of common  stock or other  security).  As with  other fixed income securities,  the price of a convertible debenture,  to some extent, varies  inversely  with interest  rates.  While  providing a fixed income stream
(generally  higher in yield than the income  derived  from a common  stock,  but lower than that afforded by a nonconvertible debenture), a convertible debenture also affords the investor an  opportunity,  through its conversion  feature,  to participate  in the  capital  appreciation  of the  common  stock into which the debenture is  convertible.  As the market price of the  underlying  common stock declines, convertible debentures tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock.  When the market price of the underlying  common stock  increases, the price of a convertible  debenture tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, the International
Social Core  Portfolio  may be required to pay for a  convertible  debenture  an amount in  excess of the value of the  underlying  common  stock.  Common  stock acquired  by the  International  Social  Core  Portfolio  upon  conversion  of a convertible  debenture  will  generally  be  held  for as  long  as the  Advisor anticipates  such stock will provide the Portfolio with  opportunities  that are consistent with the Portfolio's investment objective and policies.

                             DIRECTORS AND OFFICERS

Directors

     The Board of  Directors of the Fund is  responsible  for  establishing  the
Fund's policies and for overseeing the management of the Fund.

     The Board of Directors has two standing committees, the Audit Committee and the  Portfolio  Performance  and  Service  Review  Committee  (the  "Performance
Committee"). The Audit Committee is comprised of George M. Constantinides, Roger
G.  Ibbotson,  and Abbie J.  Smith.  Each  member of the  Audit  Committee  is a disinterested  Director.  The Audit  Committee for the Board oversees the Fund's accounting and financial  reporting policies and practices,  the Fund's internal controls,  the Fund's financial  statements and the independent  audits thereof, and performs  other  oversight  functions  as requested by the Board.  The Audit
Committee for the Board  recommends the  appointment  of the Fund's  independent registered  public accounting firm and also acts as a liaison between the Fund's independent  registered  public  accounting firm and the full Board.  There were four Audit  Committee  meetings  for the Fund held  during the fiscal year ended
November 30, 2006.

     The  Performance  Committee  is  comprised  of Messrs.  Constantinides  and
Ibbotson, Ms. Smith, John P. Gould, Myron S. Scholes, and Robert C. Merton. Each
member of the Fund's  Performance  Committee is a  disinterested  Director.  The
Performance Committee regularly reviews and monitors the investment  performance of the Fund's series,  including the Portfolios,  and reviews the performance of the Fund's service  providers.  There were three Performance  Committee meetings held during the fiscal year ended November 30, 2006.

     Certain biographical  information for each disinterested  Director and each interested  Director of the Fund is set forth in the tables  below,  including a description  of each  Director's  experience  as a Director of the Fund and as a director  or  trustee  of  other  funds,  as well as other  recent  professional experience.

Disinterested Directors

---------------------- --------- ---------- -------------------------------- ---------------- ------------------------
                                 Term of
                                 Office(1)
                                 and                                            Portfolios
                                 Length                                       within the DFA
                                 of           Principal Occupation During    Fund Complex(2)  Other Directorships of
Name, Address and Age  Position   Service            Past 5 Years                Overseen      Public Companies Held
---------------------- --------- ---------- -------------------------------- ---------------- ------------------------
George M.              Director  Since      Leo Melamed Professor of         87 portfolios
Constantinides                   1983       Finance, Graduate School of      in 4
Graduate School of                          Business, University of          investment
Business, University                        Chicago.                         companies
of Chicago
5807 S. Woodlawn
Avenue
Chicago, IL 60637
Age: 59
---------------------- --------- ---------- -------------------------------- ---------------- ------------------------
John P. Gould          Director  Since      Steven G. Rothmeier              87 portfolios    Trustee, Harbor Fund
Graduate School of               1986       Distinguished Service            in 4             (registered investment
Business, University                        Professor of Economics,          investment       company) (14
of Chicago                                  Graduate School of Business,     companies        Portfolios) (since
5807 S. Woodlawn                            University of Chicago (since                      1994).
Avenue                                      1965). Member of the Board of
Chicago, IL 60637                           Milwaukee Mutual Insurance
Age: 68                                     Company (since 1997).  Member
                                            Competitive Markets Advisory
                                            Committee, Chicago Mercantile
                                            Exchange (futures trading
                                            exchange) (since 2004).
                                            Formerly, Director of UNext
                                            Inc. (1999-2006). Formerly,
                                            Senior Vice President, Lexecon
                                            Inc. (economics, law,
                                            strategy, and finance
                                            consulting) (1994-2004).
                                            Formerly, President, Cardean
                                            University (division of UNext)
                                            (1999-2001).
---------------------- --------- ---------- -------------------------------- ---------------- ------------------------
Roger G. Ibbotson      Director  Since      Professor in Practice of         87 portfolios
Yale School of                   1981       Finance, Yale School of          in 4
Management                                  Management (since 1984).         investment
P.O. Box 208200                             Director, BIRR Portfolio         companies
New Haven, CT                               Analysis, Inc. (software
06520-8200                                  products) (since 1990).
Age: 64                                     Consultant to Morningstar,
                                            Inc. (since 2006).  Chairman,
                                            CIO and Partner, Zebra Capital
                                            Management, LLC (hedge fund
                                            manager) (since 2001).
                                            Formerly, Chairman, Ibbotson
                                            Associates, Inc., Chicago, IL
                                            (software, data, publishing
                                            and consulting) (1977-2006).
---------------------- --------- ---------- -------------------------------- ---------------- ------------------------
Robert C. Merton       Director  Since      John and Natty McArthur          87 portfolios    Director, Vical
Harvard Business                 2003       University Professor, Graduate   in 4             Incorporated
School                                      School of Business               investment       (biopharmaceutical
353 Baker Library                           Administration, Harvard          companies        product development)
Soldiers Field                              University (since 1998).                          (since 2002).
Boston, MA 02163                            George Fisher Baker Professor
Age: 62                                     of Business Administration,
                                            Graduate School of Business
                                            Administration, Harvard
                                            University (1988-1998).
                                            Co-founder, Chief Science
                                            Officer and Director, Trinsum
                                            Group, a successor to
                                            Integrated Finance Limited
                                            (investment banking advice and
                                            strategic consulting) (since
                                            2002). Director, MFRisk, Inc.
                                            (risk management software)
                                            (since 2001). Director,
                                            Peninsula Banking Group (bank)
                                            (since 2003). Director,
                                            Community First Financial
                                            Group (bank holding company)
                                            (since 2003). Advisory Board
                                            Member, Alpha Simplex Group
                                            (hedge fund) (since 2001).
                                            Member Competitive Markets
                                            Advisory Council, Chicago
                                            Mercantile Exchange (futures
                                            trading exchange) (since
                                            2004). Formerly, Advisory
                                            Board Member, NuServe
                                            (insurance software)
                                            (2001-2003).
---------------------- --------- ---------- -------------------------------- ---------------- ------------------------
Myron S. Scholes       Director  Since      Frank E. Buck Professor          87 portfolios    Director, American
Platinum Grove Asset             1981       Emeritus of Finance, Stanford    in 4             Century Fund Complex
Management, L.P.                            University (since 1981).         investment       (registered investment
Reckson Executive                           Chairman, Platinum Grove Asset   companies        companies) (37
Park                                        Management L..P. (hedge fund)                     Portfolios) (since
1100 King Street                            (formerly, Oak Hill Platinum                      1981); and Director,
Building 4                                  Partners) (since 1999).                           Chicago Mercantile
Rye Brook, NY 10573                         Formerly, Managing Partner,                       Exchange Holdings Inc.
Age: 66                                     Oak Hill Capital Management                       (since 2000).
                                            (private equity firm) (until
                                            2004). Director, Chicago
                                            Mercantile Exchange (since
                                            2001).
---------------------- --------- ---------- -------------------------------- ---------------- ------------------------
Abbie J. Smith         Director  Since      Boris and Irene Stern            87 portfolios    Director, HNI
Graduate School of               2000       Professor of Accounting,         in 4             Corporation (formerly
Business, University                        Graduate School of Business,     investment       known as HON
of Chicago                                  University of Chicago (since     companies        Industries Inc.)
5807 S. Woodlawn                            1980). Formerly, Marvin Bower                     (office furniture)
Avenue                                      Fellow, Harvard Business                          (since 2000) and
Chicago, IL 60637                           School (2001-2002).                               Director, Ryder System
Age: 54                                                                                       Inc. (transportation,
                                                                                              logistics and
                                                                                              supply-chain
                                                                                              management) (since
                                                                                              2003).
---------------------- --------- ---------- -------------------------------- ---------------- ------------------------

Interested Directors

     The following  Interested  Directors are described as such because they are deemed to be  "interested  persons," as that term is defined under the 1940 Act, due to their positions with the Advisor.

------------------- -------------- ------------ -------------------------------------- -------------- ----------------
                                                                                        Portfolios
                                     Term of                                            within the         Other
                                    Office(1)                                            DFA Fund      Directorships
Name, Address and                  and Length                                            Complex2        of Public
       Age            Position     of Service    Principal Occupation During Past 5      Overseen     Companies Held
------------------- -------------- ------------ -------------------------------------- -------------- ----------------
David G. Booth      Chairman,      Since 1981   Chairman, Director/Trustee,            87
1299 Ocean Avenue   Director,                   President, Chief Executive Officer     portfolios
Santa Monica, CA    President                   and, formerly, Chief Investment        in 4
90401               and Chief                   Officer (2003 to 3/30/2007) of the     investment
Age: 60             Executive                   following companies: Dimensional       companies
                    Officer                     Fund Advisors LP, DFA Securities
                                                Inc., Dimensional Emerging Markets
                                                Value Fund Inc., DFAIDG, DIG and The
                                                DFA Investment Trust Company.
                                                Chairman, Director, President, Chief
                                                Executive Officer, and Chief
                                                Investment Officer of Dimensional
                                                Holdings Inc.  Director of
                                                Dimensional Fund Advisors Ltd. and
                                                formerly, Chief Investment Officer.
                                                Director, President and Chief
                                                Investment Officer (beginning in
                                                2003) of DFA Australia Limited.
                                                Formerly, Director of Dimensional
                                                Funds PLC. Limited Partner, Oak Hill
                                                Partners. Director, University of
                                                Chicago Business School. Formerly,
                                                Director, SA Funds (registered
                                                investment company).  Chairman,
                                                Director and Chief Executive Officer
                                                of Dimensional Fund Advisors Canada
                                                Inc.  Formerly, Director of Assante
                                                Corporation (investment management).
------------------- -------------- ------------ -------------------------------------- -------------- ----------------
Rex A. Sinquefield  Director       Since 1981   Director/Trustee (and prior to 2006,   87
The Show Me                                     Chairman, and prior to 2003, Chief     portfolios
Institute                                       Investment Officer) of the following   in 4
7777 Bonhomme                                   companies: Dimensional Fund Advisors   investment
Ave., Suite 2150                                LP, Dimensional Emerging Markets       companies
Clayton, MO  63105                              Value Fund Inc., DFAIDG, DIG and The
Age: 62                                         DFA Investment Trust Company.
                                                Director of Dimensional Holdings
                                                Inc. Prior to 2006, Director (and
                                                prior to 2003, Chief Investment
                                                Officer) of DFA Australia Limited
                                                and DFA Securities Inc.  Prior to
                                                2006, Director of Dimensional Fund
                                                Advisors Ltd., Dimensional Funds PLC
                                                and Dimensional Fund Advisors Canada
                                                Inc.  Trustee and Member of
                                                Investment Committee, St. Louis
                                                University (since 2003). Life
                                                Trustee and Member of Investment
                                                Committee, DePaul University.
                                                Director, The German St. Vincent
                                                Orphan Home. Member of Investment
                                                Committee, Archdiocese of St.
                                                Louis.  Trustee and Member of
                                                Investment Committee, St. Louis Art
                                                Museum (since 2005).  President and
                                                Director, The Show Me Institute
                                                (public policy research) (since
                                                2006).  Trustee, St. Louis Symphony
                                                Orchestra (since 2005).  Trustee,
                                                Missouri Botanical Garden (since
                                                2005).
------------------- -------------- ------------ -------------------------------------- -------------- ----------------

(1)  Each  Director  holds  office  for  an  indefinite  term  until  his or her successor is elected and qualified.

(2)  Each  Director  is a director  or  trustee  of each of the four  registered investment companies within the DFA Fund Complex,  which include: the Fund;
     Dimensional  Investment Group Inc.; The DFA Investment  Trust Company;  and
     Dimensional Emerging Markets Value Fund Inc.

     Information  relating to each Director's ownership (including the ownership of  his  or her  immediate  family)  in  the  Portfolios  and in all  registered investment  companies  in the DFA Fund  Complex as of  December  31, 2006 is set
forth in the chart below.

--------------------------- ----------------------------------- -----------------------------------
                                                                 Aggregate Dollar Range of Shares
                                                                  Owned in All Funds Overseen by
                                                                 Director in Family of Investment
         Name                Dollar Range of Fund Shares Owned               Companies
--------------------------- ----------------------------------- -----------------------------------
Disinterested Directors:
--------------------------- ----------------------------------- -----------------------------------
George M. Constantinides                   None                                None
--------------------------- ----------------------------------- -----------------------------------
John P. Gould                              None                                None
--------------------------- ----------------------------------- -----------------------------------
Roger G. Ibbotson                          None                            Over $100,00
--------------------------- ----------------------------------- -----------------------------------
Robert C. Merton                           None                                None
--------------------------- ----------------------------------- -----------------------------------
Myron S. Scholes                           None                          $50,001-100,000
--------------------------- ----------------------------------- -----------------------------------
Abbie J. Smith                             None                                None
--------------------------- ----------------------------------- -----------------------------------

--------------------------- ----------------------------------- -----------------------------------
Interested Directors:
--------------------------- ----------------------------------- -----------------------------------
David G. Booth                             None                           Over $100,000
--------------------------- ----------------------------------- -----------------------------------
Rex A. Sinquefield                         None                           Over $100,000
--------------------------- ----------------------------------- -----------------------------------

     Set forth below is a table listing,  for each Director  entitled to receive compensation,  the  compensation  received  from the Fund during the fiscal year ended  November  30,  2006 and the  total  compensation  received  from all four registered  investment  companies  for which the  Advisor  served as  investment advisor during that same fiscal year.  The table also provides the  compensation paid by the Fund to the Fund's  Chief  Compliance  Officer  for the fiscal  year ended November 30, 2006.

                                                                                           Total
                                                       Pension or                    Compensation from
                                                       Retirement      Estimated       Funds and DFA
                                     Aggregate        Benefits as        Annual      Fund Complex Paid
                                    Compensation        Part of       Benefit upon           to
  Name and Position                from the Fund*       Expenses       Retirement        Directors+

George M. Constantinides......         $63,614            N/A             N/A             $130,000
  Director
John P. Gould.................         $63,614            N/A             N/A             $130,000
  Director
Roger G. Ibbotson.............         $67,281            N/A             N/A             $137,500
  Director
Robert C. Merton..............         $63,614            N/A             N/A             $130,000
  Director
Myron S. Scholes..............         $63,614            N/A             N/A             $130,000
  Director
Abbie J. Smith................         $63,614            N/A             N/A             $130,000
  Director
Christopher S. Crossan........        $128,703            N/A             N/A               N/A
  Chief Compliance Officer

+    The  term  DFA  Fund  Complex  refers  to the  four  registered  investment companies  for  which  the  Advisor  performs  advisory  or  administrative
     services   and  for   which  the   individuals   listed   above   serve  as
     directors/trustees on the Boards of Directors/Trustees of such companies.

*    Under a deferred  compensation  plan (the "Plan") adopted effective January
     1, 2002, the  disinterested  Directors of the Fund may defer receipt of all or a portion of the  compensation for serving as members of the four Boards of  Directors/Trustees  of the investment companies in the DFA Fund Complex
     (the "DFA Funds").  Amounts  deferred  under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of the DFA Funds (the "Reference  Funds").  The amounts ultimately received by the  disinterested  Directors under the Plan will be directly linked to the investment  performance  of  the  Reference  Funds.  Deferral  of  fees  in accordance with the Plan will have a negligible  effect on a fund's assets, liabilities,  and net  income per  share,  and will not  obligate a fund to retain the services of any disinterested  Director or to pay any particular level of compensation to the  disinterested  Director.  The total amount of deferred  compensation accrued by the disinterested  Directors from the DFA
     Fund  Complex  who  participated  in the Plan  during the fiscal year ended
     November  30, 2006 is as  follows:  $130,000  (Mr.  Gould),  $137,500  (Mr.
     Ibbotson);   $130,000  (Mr.   Scholes);   and  $130,000  (Ms.   Smith).   A
     disinterested  Director's deferred  compensation will be distributed at the earlier  of: (a)  January in the year  after the  disinterested  Director's resignation  from the Boards of  Directors/Trustees  of the DFA  Funds,  or
     death or disability,  or (b) five years  following the first  deferral,  in such amounts as the disinterested  Director has specified.  The obligations of the DFA Funds to make payments under the Plan will be unsecured  general obligations  of the  DFA  Funds,  payable  out of the  general  assets  and property of the DFA Funds.

Officers

     Below is the name, age,  information  regarding positions with the Fund and the  principal  occupation  for each  officer of the Fund.  The  address of each officer is 1299 Ocean  Avenue,  Santa  Monica,  CA 90401.  Each of the  officers listed below holds the same office (except as otherwise  noted) in the following
entities:   Dimensional  Fund  Advisors  LP,  Dimensional   Holdings  Inc.,  DFA
Securities Inc., the Fund, Dimensional Investment Group Inc., The DFA Investment
Trust Company, and Dimensional  Emerging Markets Value Fund Inc.  (collectively, the "DFA Entities").

------------------------------ ---------------------- ---------- -----------------------------------------------------
                                                      Term of
                                                      Office(1)
                                                      and
                                                      Length
                                                      of
        Name and Age                 Position         Service          Principal Occupation During Past 5 Years
------------------------------ ---------------------- ---------- -----------------------------------------------------
M. Akbar Ali                   Vice President         Since      Vice President of all the DFA Entities. Portfolio
Age: 36                                               2005       Manager of Dimensional Fund Advisors LP (since
                                                                 August 2002). Formerly, Graduate Student at the
                                                                 University of California, Los Angeles (August 2000
                                                                 to June 2002); Senior Technology Office at JPMorgan
                                                                 Chase & Co. (February 1997 to June 2000).
------------------------------ ---------------------- ---------- -----------------------------------------------------
Darryl Avery                   Vice President         Since      Vice President of all the DFA Entities. Formerly,
Age: 40                                               2005       institutional client service representative of
                                                                 Dimensional Fund Advisors LP (June 2002 to January
                                                                 2005); institutional client service and marketing
                                                                 representative for Metropolitan West Asset
                                                                 Management (February 2001 to February 2002);
                                                                 institutional client service and marketing
                                                                 representative for Payden & Rygel (June 1990 to
                                                                 January 2001).
------------------------------ ---------------------- ---------- -----------------------------------------------------
Arthur H. Barlow               Vice President         Since      Vice President of all the DFA Entities. Formerly,
Age: 51                                               1993       Vice President of DFA Australia Limited and
                                                                 Dimensional Fund Advisors Ltd.
------------------------------ ---------------------- ---------- -----------------------------------------------------
Scott A. Bosworth              Vice President         Since      Vice President of all the DFA Entities. Regional
Age: 38                                               2007       Director of Dimensional Fund Advisors LP (since
                                                                 November 1997).
------------------------------ ---------------------- ---------- -----------------------------------------------------
Valerie A. Brown               Vice President and     Since      Vice President and Assistant Secretary of all the
Age: 40                        Assistant Secretary    2001       DFA Entities, DFA Australia Limited, Dimensional
                                                                 Fund Advisors Ltd., and Dimensional Fund Advisors
                                                                 Canada Inc. Legal counsel for Dimensional Fund
                                                                 Advisors LP.
------------------------------ ---------------------- ---------- -----------------------------------------------------
------------------------------ ---------------------- ---------- -----------------------------------------------------
David P. Butler                Vice President         Since      Vice President of all the DFA Entities. Director of
Age: 42                                               2007       US Financial Services of Dimensional Fund Advisors
                                                                 LP (since January 2005).  Formerly, Regional
                                                                 Director of Dimensional Fund Advisors LP (January
                                                                 1995 to January 2005).
------------------------------ ---------------------- ---------- -----------------------------------------------------
Patrick Carter                 Vice President         Since      Vice President of all the DFA Entities. Regional
Age: 45                                               2007       Director of Dimensional Fund Advisors LP (since
                                                                 March 2006). Formerly, Director of Merrill Lynch
                                                                 Retirement Group (December 1998 to March 2006).
------------------------------ ---------------------- ---------- -----------------------------------------------------
Stephen A. Clark               Vice President         Since      Vice President of all the DFA Entities.  Formerly,
Age: 34                                               2004       Portfolio Manager of Dimensional Fund Advisors LP
                                                                 (April 2001 to April 2004); Graduate Student at the
                                                                 University of Chicago (September 1998 to March
                                                                 2001).
------------------------------ ---------------------- ---------- -----------------------------------------------------
Robert P. Cornell              Vice President         Since      Vice President of all the DFA Entities. Regional
Age: 58                                               2007       Director of Financial Services Group of Dimensional
                                                                 Fund Advisors LP (since August 1993).
------------------------------ ---------------------- ---------- -----------------------------------------------------
Christopher S. Crossan         Vice President and     Since      Vice President and Chief Compliance Officer of all
Age: 41                        Chief Compliance       2004       the DFA Entities. Formerly, Senior Compliance
                               Officer                           Officer of INVESCO Institutional, Inc. and its
                                                                 affiliates (August 2000 to January 2004).
------------------------------ ---------------------- ---------- -----------------------------------------------------
James L. Davis                 Vice President         Since      Vice President of all the DFA Entities. Formerly,
Age: 50                                               1999       Vice President of DFA Australia Limited and
                                                                 Dimensional Fund Advisors Ltd.
------------------------------ ---------------------- ---------- -----------------------------------------------------
Robert T. Deere                Vice President         Since      Vice President of all the DFA Entities and DFA
Age: 49                                               1994       Australia Limited.
------------------------------ ---------------------- ---------- -----------------------------------------------------
Robert W. Dintzner             Vice President         Since      Vice President of all the DFA Entities. Prior to
Age: 37                                               2001       April 2001, marketing supervisor and marketing
                                                                 coordinator for Dimensional Fund Advisors LP.
------------------------------ ---------------------- ---------- -----------------------------------------------------
Kenneth Elmgren                Vice President         Since      Vice President of all the DFA Entities. Formerly,
Age: 53                                               2007       Managing Principal of Beverly Capital (May 2004 to
                                                                 September 2006); Principal of Wydown Capital
                                                                 (September 2001 to May 2004).
------------------------------ ---------------------- ---------- -----------------------------------------------------
Richard A. Eustice             Vice President and     Since      Vice President and Assistant Secretary of all the
Age: 41                        Assistant Secretary    1998       DFA Entities and DFA Australia Limited. Formerly,
                                                                 Vice President of Dimensional Fund Advisors Ltd.
------------------------------ ---------------------- ---------- -----------------------------------------------------
Eugene F. Fama, Jr.            Vice President         Since      Vice President of all the DFA Entities. Formerly,
Age: 46                                               1993       Vice President of DFA Australia Limited and
                                                                 Dimensional Fund Advisors Ltd.
------------------------------ ---------------------- ---------- -----------------------------------------------------
Gretchen A. Flicker            Vice President         Since      Vice President of all the DFA Entities. Prior to
Age: 36                                               2004       April 2004, institutional client service
                                                                 representative of Dimensional Fund Advisors LP.
------------------------------ ---------------------- ---------- -----------------------------------------------------
------------------------------ ---------------------- ---------- -----------------------------------------------------
Glenn S. Freed                 Vice President         Since      Vice President of all the DFA Entities. Formerly,
Age: 45                                               2001       Professor and Associate Dean of the Leventhal
                                                                 School of Accounting (September 1998 to August
                                                                 2001) and Academic Director Master of Business
                                                                 Taxation Program (June 1996 to August 2001) at the
                                                                 University of Southern California Marshall School
                                                                 of Business.
------------------------------ ---------------------- ---------- -----------------------------------------------------
Jennifer Fromm                 Vice President         Since      Vice President of all of the DFA Entities.  Prior
Age:  33                                              2006       to July 2006, counsel of Dimensional Fund Advisors
                                                                 LP.  Formerly, Vice President, Secretary and Chief
                                                                 Compliance Officer for SA Funds-Investment Trust,
                                                                 an investment company (September 2000 to February
                                                                 2005), and various positions including Associate
                                                                 General Counsel for Loring Ward Group Inc. and its
                                                                 registered investment advisor subsidiaries
                                                                 (September 2000 to September 2004).  Prior to
                                                                 September 2004, Associate Counsel for State Street
                                                                 Corporation.
------------------------------ ---------------------- ---------- -----------------------------------------------------
Mark R. Gochnour               Vice President         Since      Vice President of all the DFA Entities. Regional
Age: 39                                               2007       Director of Dimensional Fund Advisors LP.
------------------------------ ---------------------- ---------- -----------------------------------------------------
Henry F. Gray                  Vice President         Since      Vice President of all the DFA Entities. Prior to
Age: 39                                               2000       July 2000, Portfolio Manager of Dimensional Fund
                                                                 Advisors LP. Formerly, Vice President of DFA
                                                                 Australia Limited.
------------------------------ ---------------------- ---------- -----------------------------------------------------
John T. Gray                   Vice President         Since      Vice President of all the DFA Entities. Formerly,
Age: 32                                               2007       Regional Director of Dimensional Fund Advisors LP
                                                                 (January 2005 to February 2007); Client Services
                                                                 Coordinator of Dimensional Fund Advisors LP
                                                                 (December 1999 to December 2002).
------------------------------ ---------------------- ---------- -----------------------------------------------------
Darla Hastings                 Vice President         Since      Vice President of all the DFA Entities. Chief
Age: 52                                               2007       Marketing Officer of Dimensional Fund Advisors LP.
                                                                 Formerly, Senior Vice President, Customer
                                                                 Experience for Benchmark Assisted Living (May 2005
                                                                 to April 2006); Executive Vice President and Chief
                                                                 Marketing Officer of State Street Corporation
                                                                 (September 2001 to October 2005).
------------------------------ ---------------------- ---------- -----------------------------------------------------
Joel H. Hefner                 Vice President         Since      Vice President of all the DFA Entities. Regional
Age: 39                                               2007       Director of Dimensional Fund Advisors LP (since
                                                                 June 1998).
------------------------------ ---------------------- ---------- -----------------------------------------------------
Julie C. Henderson             Vice President and     Since      Vice President and Fund Controller of all the DFA
Age: 33                        Fund Controller        2005       Entities. Formerly, Senior Manager at
                                                                 PricewaterhouseCoopers LLP (July 1996 to April
                                                                 2005).
------------------------------ ---------------------- ---------- -----------------------------------------------------
Kevin B. Hight                 Vice President         Since      Vice President of all the DFA Entities. Formerly,
Age: 39                                               2005       Regional Director of Dimensional Fund Advisors LP
                                                                 (March 2003 to March 2005); Vice President and
                                                                 Portfolio Manager for Payden & Rygel (July 1999 to
                                                                 February 2003).
------------------------------ ---------------------- ---------- -----------------------------------------------------
Christine W. Ho                Vice President         Since      Vice President of all the DFA Entities. Prior to
Age: 39                                               2004       April 2004, Assistant Controller of Dimensional
                                                                 Fund Advisors LP.
------------------------------ ---------------------- ---------- -----------------------------------------------------
Jeff J. Jeon                   Vice President         Since      Vice President of all the DFA Entities. Prior to
Age: 33                                               2004       April 2004, Counsel of Dimensional Fund Advisors
                                                                 LP. Formerly, Associate at Gibson, Dunn & Crutcher
                                                                 LLP (September 1997 to August 2001).
------------------------------ ---------------------- ---------- -----------------------------------------------------
Patrick M. Keating             Vice President         Since      Vice President of all the DFA Entities and Chief
Age: 52                                               2003       Operating Officer of Dimensional Fund Advisors LP.
                                                                 Director and Vice President of Dimensional Fund
                                                                 Advisors Canada Inc. Formerly, Director, President
                                                                 and Chief Executive Officer of Assante Asset
                                                                 Management Inc. (October 2000 to December 2002);
                                                                 Director of Assante Capital Management (October
                                                                 2000 to December 2002); President and Chief
                                                                 Executive Officer of Assante Capital Management
                                                                 (October 2000 to April 2001); Executive Vice
                                                                 President of Assante Corporation (May 2001 to
                                                                 December 2002); Director of Assante Asset
                                                                 Management Ltd. (September 1997 to December 2002);
                                                                 President and Chief Executive Officer of Assante
                                                                 Asset Management Ltd. (September 1998 to May 2001).
------------------------------ ---------------------- ---------- -----------------------------------------------------
Joseph F. Kolerich             Vice President         Since      Vice President of all the DFA Entities.  Portfolio
Age: 35                                               2004       Manager for Dimensional Fund Advisors LP (April
                                                                 2001 to April 2004). Prior to April 2004, a trader
                                                                 at Lincoln Capital Fixed Income Management
                                                                 (formerly Lincoln Capital Management Company).
------------------------------ ---------------------- ---------- -----------------------------------------------------
Michael F. Lane                Vice President         Since      Vice President of all the DFA Entities. Formerly,
Age: 40                                               2004       Vice President of Advisor Services at TIAA-CREF
                                                                 (July 2001 to September 2004); President of AEGON,
                                                                 Advisor Resources (September 1994 to June 2001).
------------------------------ ---------------------- ---------- -----------------------------------------------------
Kristina M. LaRusso            Vice President         Since      Vice President of all DFA Entities.  Formerly,
Age: 31                                               2006       Operations Supervisor of Dimensional Fund Advisors
                                                                 LP (March 2003 to December 2006); Operations
                                                                 Coordinator of Dimensional Fund Advisors LP (March
                                                                 1998 to March 2003).
------------------------------ ---------------------- ---------- -----------------------------------------------------
Juliet H. Lee                  Vice President         Since      Vice President of all the DFA Entities. Human
Age: 36                                               2005       Resources Manager of Dimensional Fund Advisors LP
                                                                 (since January 2004). Formerly, Assistant Vice
                                                                 President for Metropolitan West Asset Management
                                                                 LLC (February 2001 to December 2003) and Director
                                                                 of Human Resources for Icebox, LLC (March 2000 to
                                                                 February 2001).
------------------------------ ---------------------- ---------- -----------------------------------------------------
David R. Martin                Vice President,        Since      Vice President, Chief Financial Officer and
Age: 50                        Chief Financial        2007       Treasurer of all the DFA Entities. Formerly,
                               Officer and Treasurer             Executive Vice President and Chief Financial
                                                                 Officer of Janus Capital Group Inc. (June 2005 to
                                                                 March 2007); Senior Vice President of Finance at
                                                                 Charles Schwab & Co., Inc. (March 1999 to May 2005).
------------------------------ ---------------------- ---------- -----------------------------------------------------
Heather E. Mathews             Vice President         Since      Vice President of all the DFA Entities and
Age: 37                                               2004       Dimensional Fund Advisors Ltd. Prior to April 2004,
                                                                 Portfolio Manager for Dimensional Fund Advisors
                                                                 LP.  Formerly, Graduate Student at Harvard
                                                                 University (August 1998 to June 2000).
------------------------------ ---------------------- ---------- -----------------------------------------------------
David M. New                   Vice President         Since      Vice President of all the DFA Entities. Formerly,
Age: 47                                               2003       Client Service Manager of Dimensional Fund Advisors
                                                                 LP. Formerly, Director of Research, Wurts and
                                                                 Associates (investment consulting firm) (December
                                                                 2000 to June 2002).
------------------------------ ---------------------- ---------- -----------------------------------------------------
Catherine L. Newell            Vice President and     Vice       Vice President and Secretary of all the DFA
Age: 43                        Secretary              President  Entities. Vice President and Assistant Secretary of
                                                      since      DFA Australia Limited. Director, Vice President and
                                                      1997 and   Secretary of Dimensional Fund Advisors Ltd. (since
                                                      Secretary  February 2002, April 1997, and May 2002,
                                                      since      respectively). Vice President and Secretary of
                                                      2000       Dimensional Fund Advisors Canada Inc. Director of
                                                                 Dimensional Funds PLC. And Dimensional Funds II PLC
                                                                 (since 2002 and 2006, respectively). Formerly,
                                                                 Assistant Secretary of all DFA Entities and
                                                                 Dimensional Fund Advisors Ltd.
------------------------------ ---------------------- ---------- -----------------------------------------------------
Gerard K. O'Reilly             Vice President         Since      Vice President of all the DFA Entities.  Formerly,
Age: 30                                               2007       Research Associate of Dimensional Fund Advisors LP
                                                                 (2004 to 2006); Research Assistant in PhD program,
                                                                 Aeronautics Department California Institute of
                                                                 Technology (1998 to 2004).
------------------------------ ---------------------- ---------- -----------------------------------------------------
Carmen Palafox                 Vice President         Since      Vice President of all the DFA Entities. Operations
Age: 32                                               2006       Manager of Dimensional Fund Advisors LP (since May
                                                                 1996).
------------------------------ ---------------------- ---------- -----------------------------------------------------
Sonya K. Park                  Vice President         Since      Vice President of all the DFA Entities. Formerly,
Age: 35                                               2005       Institutional client service representative of
                                                                 Dimensional Fund Advisors LP (February 2002 to
                                                                 January 2005); Associate Director at Watson
                                                                 Pharmaceuticals Inc. (January 2001 to February
                                                                 2002); Graduate student at New York University
                                                                 (February 2000 to December 2000).
------------------------------ ---------------------- ---------- -----------------------------------------------------
David A. Plecha                Vice President         Since      Vice President of all the DFA Entities, DFA
Age: 45                                               1993       Australia Limited and Dimensional Fund Advisors Ltd.
------------------------------ ---------------------- ---------- -----------------------------------------------------
Eduardo A. Repetto             Vice President and     Vice       Chief Investment Officer (beginning March 2007) and
Age: 40                        Chief Investment       President  Vice President of all the DFA Entities and
                               Officer                since      Dimensional Fund Advisors LP. Formerly, Research
                                                      2002 and   Associate for Dimensional Fund Advisors LP (June
                                                      Chief      2000 to April 2002); Research scientist (August
                                                      Investment 1998 to June 2000), California Institute of
                                                      Officer    Technology.
                                                      since
                                                      2007
------------------------------ ---------------------- ---------- -----------------------------------------------------
L. Jacobo Rodriguez            Vice President         Since      Vice President of all the DFA Entities. Formerly,
Age: 36                                               2005       Institutional client service representative of
                                                                 Dimensional Fund Advisors LP (August 2004 to July
                                                                 2005); Financial Services Analyst, Cato Institute
                                                                 (September 2001 to June 2004); Book Review Editor,
                                                                 Cato Journal, Cato Institute (May 1996 to June
                                                                 2004);  Assistant Director, Project on Global
                                                                 Economic Liberty, Cato Institute (January 1996 to
                                                                 August 2001).
------------------------------ ---------------------- ---------- -----------------------------------------------------
Michael T. Scardina            Vice President         Since      Vice President of all the DFA Entities, DFA
Age: 51                                               1993       Australia Limited, and Dimensional Fund Advisors
                                                                 Canada Inc. Formerly, Director of Dimensional Fund
                                                                 Advisors Ltd. (February 2002 to April 2007) and
                                                                 Dimensional Funds PLC (January 2002 to April 2007);
                                                                 Chief Financial Officer and Treasurer of all the
                                                                 DFA Entities (1993 to March 2007); and Vice
                                                                 President, Chief Financial Officer and Treasurer of
                                                                 Dimensional Fund Advisors Ltd..
------------------------------ ---------------------- ---------- -----------------------------------------------------
David E. Schneider             Vice President         Since      Vice President of all the DFA Entities. Director of
Age: 61                                               2001       Institutional Services. Prior to 2001, Regional
                                                                 Director of Dimensional Fund Advisors LP.
------------------------------ ---------------------- ---------- -----------------------------------------------------
Ted R. Simpson                 Vice President         Since      Vice President of all the DFA Entities. Regional
Age: 38                                               2007       Director of Dimensional Fund Advisors (since
                                                                 December 2002). Formerly, contract employee with
                                                                 Dimensional Fund Advisors (April 2002 to December
                                                                 2002).
------------------------------ ---------------------- ---------- -----------------------------------------------------
Bryce D. Skaff                 Vice President         Since      Vice President of all the DFA Entities. Formerly,
Age: 32                                               2007       Regional Director of Dimensional Fund Advisors
                                                                 (December 1999 to January 2007).
------------------------------ ---------------------- ---------- -----------------------------------------------------
Grady M. Smith                 Vice President         Since      Vice President of all the DFA Entities. Formerly,
Age: 51                                               2004       Portfolio Manager of Dimensional Fund Advisors LP
                                                                 (August 2001 to April 2004); Principal of William
                                                                 M. Mercer, Incorporated (July 1995 to June 2001).
------------------------------ ---------------------- ---------- -----------------------------------------------------
Carl G. Snyder                 Vice President         Since      Vice President of all the DFA Entities. Prior to
Age: 44                                               2000       July 2000, Portfolio Manager of Dimensional Fund
                                                                 Advisors LP. Formerly, Vice President of DFA
                                                                 Australia Limited.
------------------------------ ---------------------- ---------- -----------------------------------------------------
Lawrence R. Spieth             Vice President         Since      Vice President of all the DFA Entities. Prior to
Age: 59                                               2004       April 2004, Regional Director of Dimensional Fund
                                                                 Advisors LP.
------------------------------ ---------------------- ---------- -----------------------------------------------------
Bradley G. Steiman             Vice President         Since      Vice President of all the DFA Entities and Director
Age: 34                                               2004       and Vice President of Dimensional Fund Advisors
                                                                 Canada Inc. Prior to April 2002, Regional Director
                                                                 of Dimensional Fund Advisors LP. Formerly, Vice
                                                                 President and General Manager of Assante Global
                                                                 Advisors (July 2000 to April 2002); Vice President
                                                                 of Assante Asset Management Inc. (March 2000 to
                                                                 July 2000) and Private Client Manager at Loring
                                                                 Ward Investment Counsel Ltd. (June 1997 to February
                                                                 2002).
------------------------------ ---------------------- ---------- -----------------------------------------------------
Karen E. Umland                Vice President         Since      Vice President of all the DFA Entities, DFA
Age: 41                                               1997       Australia Limited, Dimensional Fund Advisors Ltd.,
                                                                 and Dimensional Fund Advisors Canada Inc.
------------------------------ ---------------------- ---------- -----------------------------------------------------
Carol W. Wardlaw               Vice President         Since      Vice President of all the DFA Entities. Prior to
Age: 48                                               2004       April 2004, Regional Director of Dimensional Fund
                                                                 Advisors LP.
------------------------------ ---------------------- ---------- -----------------------------------------------------
Weston J. Wellington           Vice President         Since      Vice President of all the DFA Entities. Formerly,
Age: 56                                               1997       Vice President of DFA Australia Limited.
------------------------------ ---------------------- ---------- -----------------------------------------------------
Daniel M. Wheeler              Vice President         Since      Vice President of all the DFA Entities. Prior to
Age: 62                                               2001       2001 and currently, Director of Global Financial
                                                                 Advisor Services of Dimensional Fund Advisors LP.
                                                                 Director of Dimensional Fund Advisors Ltd. (since
                                                                 October 2003) and President of Dimensional Fund
                                                                 Advisors Canada Inc. (since June 2003).
------------------------------ ---------------------- ---------- -----------------------------------------------------
Ryan Wiley                     Vice President         Since      Vice President of all the DFA Entities. Senior
Age: 30                                               2007       Trader of Dimensional Fund Advisors LP.  Formerly,
                                                                 Portfolio Manager (2006 to 2007); Trader (2001 to
                                                                 2006); and Trading Assistant of Dimensional Fund
                                                                 Advisors LP (1999 to 2001).
------------------------------ ---------------------- ---------- -----------------------------------------------------
Paul E. Wise                   Vice President         Since      Vice President of all the DFA Entities. Chief
Age: 52                                               2005       Technology Officer for Dimensional Fund Advisors LP
                                                                 (since 2004).  Formerly, Principal of Turnbuckle
                                                                 Management Group (January 2002 to August 2004);
                                                                 Vice President of Information Technology of AIM
                                                                 Management Group (March 1997 to January 2002).
------------------------------ ---------------------- ---------- -----------------------------------------------------

1    Each  officer  holds office for an  indefinite  term at the pleasure of the
     Boards  of  Directors  and  until  his  or her  successor  is  elected  and qualified.

     Because each  Portfolio had not been offered prior to the date of this SAI,
Directors and officers as a group own less than 1% of the outstanding  shares of each Portfolio.

                           SERVICES TO THE PORTFOLIOS

Administrative Services

     PFPC Inc. ("PFPC"), 301 Bellevue Parkway,  Wilmington,  DE 19809, serves as the  accounting  services,  dividend  disbursing,  and  transfer  agent  for the
Portfolios.  The  services  provided by PFPC are subject to  supervision  by the executive officers and the Board of Directors of the Fund and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, liaison with its custodian, and transfer and dividend  disbursing  agency  services.  For the  administrative  and accounting services  provided  by PFPC,  the  Portfolios  pay  PFPC  annual  fees  that are calculated  daily and paid  monthly  according  to a fee  schedule  based on the aggregate average net assets of the Fund Complex, which includes four registered investment  companies  and a group  trust.  The fee schedule is set forth in the table below:

  .0110% of the Fund Complex's first $50 billion of average net assets;
  .0085% of the Fund Complex's next $25 billion of average net assets; and
  .0075% of the Fund Complex's average net assets in excess of $75 billion.

The fees charged to each  Portfolio  under the fee  schedule are  allocated to a
Portfolio based on the Portfolio's pro-rata portion of the aggregate average net assets of the Fund Complex.

     Each  Portfolio  also is subject  to a monthly  base fee.  The CSTG&E  U.S.
Social Core Equity 2 Portfolio (the "U.S.  Social Core Portfolio") is subject to a monthly base fee of $1,666. The International Social Core Portfolio is subject to a monthly base fee of $2,083.  Each Portfolio also pays separate fees to PFPC with  respect to the  services  PFPC  provides  as transfer  agent and  dividend disbursing agent.

Custodians

     Citibank,  N.A., 111 Wall Street,  New York, New York, 10005, is the global custodian for the International  Social Core Portfolio.  PFPC Trust Company, 301
Bellevue  Parkway,  Wilmington,  DE 19809,  serves as the custodian for the U.S.
Social Core Portfolio.

     A Portfolio's  custodian  maintains a separate  account or accounts for the
Portfolio;  receives, holds, and releases portfolio securities on account of the
Portfolio; makes receipts and disbursements of money on behalf of the Portfolio;
and collects and receives income and other payments and distributions on account of the Portfolio's portfolio securities.

Distributor

     The Fund's  shares are  distributed  by DFA  Securities  Inc.  ("DFAS"),  a wholly-owned  subsidiary of the Advisor. DFAS is registered as a limited purpose broker-dealer  under the Securities  Exchange Act of 1934 and is a member of the
National Association of Securities Dealers,  Inc. The principal business address of DFAS is 1299 Ocean Avenue, Santa Monica, California 90401.

     DFAS acts as an agent of the Fund by serving as the  principal  underwriter of the Fund's shares. Pursuant to the Distribution Agreement with the Fund, DFAS uses its best  efforts  to seek or  arrange  for the sale of shares of the Fund, which are  continuously  offered.  No sales charges are paid by investors or the
Fund.  No  compensation  is paid by the  Fund to  DFAS  under  the  Distribution
Agreement.

Legal Counsel

     Stradley,  Ronon, Stevens & Young, LLP serves as legal counsel to the Fund.
Its address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.

Independent Registered Public Accounting Firm

     PricewaterhouseCoopers  LLP ("PwC") is the  independent  registered  public accounting  firm to the Fund and audits the annual  financial  statements of the
Fund.  PwC's address is Two Commerce  Square,  Suite 1700,  2001 Market  Street,
Philadelphia, PA 19103-7042.

                                  ADVISORY FEES

     David G. Booth and Rex A. Sinquefield,  as directors and/or officers of the
Advisor and  shareholders  of the  outstanding  stock of the  Advisor's  general partner,  may be deemed controlling persons of the Advisor.  For the services it provides as investment advisor to each Portfolio,  the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Portfolio. As of the date of this  SAI,  the  Portfolios  had not yet  commenced  operations,  so the
Portfolios have not paid any management fees.

                               PORTFOLIO MANAGERS

     In accordance  with the team approach  used to manage the  Portfolios,  the portfolio  managers and portfolio  traders implement the policies and procedures established by the Investment  Committee.  The portfolio  managers and portfolio traders also make daily investment  decisions regarding the Portfolios including running  buy and  sell  programs  based  on the  parameters  established  by the
Investment Committee.  The portfolio managers named below coordinate the efforts of all other portfolio managers with respect to the day to day management of the
Portfolios indicated.

        U.S. Social Core Portfolio                  Robert T. Deere
        International Social Core Portfolio         Karen E. Umland

     Because each  Portfolio had not commenced  operations  prior to the date of this SAI, the portfolio managers do not own any shares of the Portfolios.

Description of Compensation Structure

     Portfolio  managers  receive a base  salary  and bonus.  Compensation  of a portfolio manager is determined at the discretion of the Advisor and is based on a  portfolio  manager's  experience,  responsibilities,  the  perception  of the quality  of  his  or  her  work  efforts,  and  other  subjective  factors.  The compensation of portfolio managers is not directly based upon the performance of the Portfolios or other accounts that the portfolio managers manage. The Advisor reviews  the  compensation  of each  portfolio  manager  annually  and may  make modifications in compensation as the  Compensation  Committee deems necessary to reflect changes in the market. Each portfolio manager's compensation consists of the following:

     o    Base salary. Each portfolio manager is paid a base salary. The Advisor considers  the factors  described  above to determine  each  portfolio manager's base salary.

     o    Semi-Annual  Bonus.  Each portfolio  manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

     Portfolio  managers may be awarded the right to purchase  restricted shares of stock of the Advisor's general partner as determined from time to time by the
Board of  Directors  of the Advisor or its  delegees.  Portfolio  managers  also participate  in  benefit  and  retirement  plans  and other  programs  available generally to all employees.

Other Managed Accounts

     In addition to the Portfolios,  the portfolio  managers  manage:  (i) other
U.S. registered investment companies advised or sub-advised by the Advisor; (ii)
other pooled investment  vehicles that are not U.S. registered mutual funds; and
(iii) other accounts managed for  organizations  and individuals.  The following table  sets  forth  information  regarding  the total  accounts  for which  each portfolio manager has the primary responsibility for coordinating the day-to-day management responsibilities:

                                   Number of Accounts Managed and Total
Name of Portfolio Manager          Assets by Category As of November 30, 2006
---------------------------------- -------------------------------------------------------------------------
                                   o   23 U.S. registered mutual funds with $45,702 million in total
Robert T. Deere                        assets under management.
                                   o   8 unregistered pooled investment vehicles with $10,498 million in total assets under management.  Out of these unregistered pooled investment vehicles, one client with an investment of $304 million in an unregistered pooled investment vehicle pays a
                                       performance-based advisory fee.
                                   o   41 other accounts with $3,371 million in total assets under management.
---------------------------------- -------------------------------------------------------------------------
                                   o   24 U.S. registered mutual funds with $35,356 million in total
Karen E. Umland                        assets under management.
                                   o   4 unregistered pooled investment vehicles with $557 million in total assets under management.
                                   o   7 other accounts with $2,896 million in total assets under management.
---------------------------------- -------------------------------------------------------------------------

Potential Conflicts of Interest

     Actual or apparent conflicts of interest may arise when a portfolio manager has the  primary  day-to-day  responsibilities  with  respect  to more  than one portfolio and other accounts.  Other accounts  include  registered  mutual funds
(other than the Portfolios),  other unregistered pooled investment vehicles, and other  accounts  managed for  organizations  and  individuals  ("Accounts").  An
Account may have similar investment objectives to a Portfolio,  or may purchase, sell, or hold securities  that are eligible to be purchased,  sold, or held by a
Portfolio. Actual or apparent conflicts of interest include:

     o    Time Management. The management of multiple portfolios and/or Accounts may result in a portfolio  manager devoting unequal time and attention to the management of each portfolio and/or Account.  The Advisor seeks to manage  such  competing  interests  for the time and  attention  of portfolio  managers by having portfolio managers focus on a particular investment  discipline.  Most Accounts managed by a portfolio  manager are  managed  using  the  same  investment  models  that  are  used in connection with the management of the Portfolios.

     o    Investment  Opportunities.  It is  possible  that at  times  identical securities  will be held by more than one  portfolio  and/or  Account.
          However,  positions  in the same  security  may vary and the length of time that any  portfolio or Account may choose to hold its  investment in the  same  security  may  likewise  vary.  If a  portfolio  manager identifies a limited  investment  opportunity that may be suitable for more than one  portfolio  or Account,  a Portfolio  may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible  portfolios  and Accounts.
          To deal with these situations,  the Advisor has adopted procedures for allocating  portfolio  transactions  across  multiple  portfolios  and
          Accounts.

     o    Broker  Selection.  With respect to  securities  transactions  for the
          Portfolios the Advisor  determines which broker to use to execute each order,  consistent  with the Advisor's  duty to seek best execution of the  transaction.  However,  with respect to certain Accounts (such as separate  accounts),  the  Advisor  may be limited by the client  with respect to the  selection  of brokers or may be  instructed  to direct trades through a particular broker. In these cases, the Advisor or its affiliates may place separate,  non-simultaneous,  transactions  for a
          Portfolio and another Account that may  temporarily  affect the market price of the security or the execution of the transaction, or both, to the detriment of the Portfolio or the Account.

     o    Performance-Based   Fees.  For  some  Accounts,  the  Advisor  may  be
          compensated  based on the  profitability of the Account,  such as by a
          performance-based   management  fee.  These   incentive   compensation
          structures  may create a conflict  of interest  for the  Advisor  with regard to Accounts  where the Advisor is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities  preferentially  to the  Accounts  where the Advisor  might share in investment gains.

     o    Investment in an Account. A portfolio manager or his/her relatives may invest in an Account  that he or she manages and a conflict  may arise where he or she may  therefore  have an incentive to treat the Account
          in  which  the   portfolio   manager  or  his/her   relatives   invest
          preferentially  as compared to the  Portfolio  or other  Accounts  for which he or she has portfolio management responsibilities.

     The Advisor and the Fund have adopted  certain  compliance  procedures that are reasonably designed to address these types of conflicts.  However,  there is no guarantee that such  procedures will detect each and every situation in which a conflict arises.

                                                          GENERAL INFORMATION

     The Fund was  incorporated  under Maryland law on June 15, 1981. Until June
1983, the Fund was named DFA Small Company Fund Inc. The Portfolios described in this SAI had not commenced operations prior to the date of this SAI.

                                 CODE OF ETHICS

     The Fund, the Advisor,  and DFAS have adopted a Code of Ethics,  under Rule
17j-1 of the 1940 Act, for certain access persons of the Portfolios. The Code is designed to ensure that access  persons act in the interest of a Portfolio,  and its shareholders,  with respect to any personal trading of securities. Under the
Code,  access persons are generally  prohibited from knowingly buying or selling securities  (except for mutual  funds,  U.S.  government  securities,  and money market instruments) which are being purchased,  sold, or considered for purchase or sale by a  Portfolio  unless  the  access  persons'  proposed  purchases  are approved in advance.  The Code also contains certain reporting  requirements and securities trading clearance procedures.

                               SHAREHOLDER RIGHTS

     The shares of each  Portfolio,  when issued and paid for in accordance with the Portfolio's  Prospectus,  will be fully paid and non-assessable shares. Each share of common stock of a Portfolio  represents an equal proportional  interest in the assets and liabilities of the Portfolio and has identical, non-cumulative voting, dividend, redemption liquidation, and other rights and preferences.

     With respect to matters that require shareholder approval, shareholders are entitled to vote only with  respect to matters  that affect the  interest of the portfolio of shares that they hold,  except as otherwise  required by applicable law. If liquidation of the Fund should occur,  shareholders would be entitled to receive,  on a per class basis,  the assets of the  particular  portfolio  whose shares  they  own,  as  well  as  a  proportionate  share  of  Fund  assets  not attributable to any particular portfolio.  Ordinarily,  the Fund does not intend to hold annual meetings of  shareholders,  except as required by the 1940 Act or other  applicable  law.  The Fund's  bylaws  provide  that  special  meetings of shareholders shall be called at the written request of at least 10% of the votes entitled to be cast at such meeting.  Such meeting may be called to consider any matter,  including  the  removal  of one or more  directors.  Shareholders  will receive  shareholder  communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund.

     Shareholder  inquiries  may be made by writing  or calling  the Fund at the address  or  telephone  number  appearing  on the cover of this SAI.  Only those individuals whose signatures are on file for the account in question may receive specific account information or make changes in the account registration.

                         PRINCIPAL HOLDERS OF SECURITIES

     Because the  Portfolios had not been offered prior to the date of this SAI, no person beneficially owned 5% or more of the outstanding shares of a Portfolio as of the date of this SAI.

                               PURCHASE OF SHARES

     The following  information  supplements  the  information  set forth in the
Prospectus under the caption "PURCHASE OF SHARES."

     The Fund will accept  purchase and  redemption  orders on each day that the
New York Stock Exchange ("NYSE") is open for business, regardless of whether the
Federal Reserve System is closed.  However,  no purchases by wire may be made on any day that the Federal  Reserve  System is closed.  The Fund generally will be closed on days that the NYSE is closed.  The NYSE is scheduled to be open Monday through  Friday  throughout  the year  except for days closed to  recognize  New
Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday,  Memorial
Day, Independence Day, Labor Day,  Thanksgiving,  and Christmas Day. The Federal
Reserve System is closed on the same days as the NYSE, except that it is open on
Good Friday and closed on Columbus Day and Veterans' Day. Orders for redemptions and purchases will not be processed if the Fund is closed.

     The Fund  reserves  the  right,  in its sole  discretion,  to  suspend  the offering  of shares  of a  Portfolio  or reject  purchase  orders  when,  in the judgment of management,  such suspension or rejection is in the best interest of the Fund or the  Portfolio.  Securities  accepted  in  exchange  for shares of a
Portfolio  will be acquired for  investment  purposes and will be considered for sale under the same circumstances as other securities in the Portfolio.

     The  Fund  or its  transfer  agent  may,  from  time  to  time,  appoint  a sub-transfer agent, such as a broker, for the receipt of purchase and redemption orders  and  funds  from  certain  investors.  With  respect  to  purchases  and redemptions  through  a  sub-transfer  agent,  the Fund  will be  deemed to have received a purchase or redemption order when the sub-transfer agent receives the order.  Shares of a Portfolio  will be priced at the public  offering price next calculated after receipt of the purchase or redemption order by the sub-transfer agent.

     Reimbursement  fees may be  charged  prospectively  from time to time based upon the future experience of a Portfolio,  which is currently sold at net asset value. Any such charges will be described in the Prospectus.

                        REDEMPTION AND TRANSFER OF SHARES

     The following  information  supplements  the  information  set forth in the
Prospectus under the caption "REDEMPTION OF SHARES."

     The Fund may suspend redemption privileges or postpone the date of payment:
(1)  during  any  period  when the NYSE is  closed,  or  trading  on the NYSE is restricted  as  determined  by the SEC;  (2) during any period when an emergency exists  as  defined  by the  rules  of the SEC as a  result  of  which it is not reasonably  practicable  for the Fund to dispose of  securities  owned by it, or fairly to determine  the value of its assets;  and (3) for such other periods as the SEC may permit.

     Shareholders may transfer shares of a Portfolio to another person by making a written request to the Advisor,  who will transmit the request to the transfer agent.  The request should clearly  identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates,  if any,  which are subject to the transfer.  The signature on the letter of request, the stock certificate,  or any stock power must be guaranteed in the same manner as described in the Prospectus under  "REDEMPTION OF SHARES."
As with  redemptions,  the written request must be received in good order before any transfer can be made.

                           TAXATION OF THE PORTFOLIOS

     The following is a summary of some of the federal  income tax  consequences that may affect the  Portfolios.  Unless your  investment  in the  Portfolios is through a retirement plan, you should consider the tax implications of investing and consult your own tax adviser.

Distributions of Net Investment Income

     A Portfolio  derives income generally in the form of dividends and interest on its investments.  This income,  less expenses  incurred in the operation of a
Portfolio,  constitutes  its net investment  income from which  dividends may be paid to you. If you are a taxable  investor,  any  distributions  by a Portfolio from such income  (other  than  qualified  dividends)  will be taxable to you at ordinary  income  tax  rates,  whether  you take  them in cash or in  additional shares.  A portion of the income dividends paid to shareholders may be qualified dividends eligible to be taxed at reduced rates.

Distributions of Capital Gain

     A Portfolio may realize a capital gain or loss in connection  with sales or other dispositions of its portfolio  securities.  Distributions derived from the excess of net  short-term  capital gain over net long-term  capital loss will be taxable to you as  ordinary  income.  Distributions  paid from the excess of net long-term  capital gain over net short-term  capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a
Portfolio.  Any net capital gain of a Portfolio  generally  will be  distributed once each year, and may be distributed more frequently,  if necessary, to reduce or eliminate excise or income taxes on the Portfolio.

Returns of Capital

     If a Portfolio's  distributions exceed its taxable income and capital gains realized  during a taxable year, all or a portion of the  distributions  made in the  same  taxable  year  may be  recharacterized  as a  return  of  capital  to shareholders.  A return of capital  distribution  generally will not be taxable, but will reduce  each  shareholder's  cost basis in a Portfolio  and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Any return of capital in excess of a shareholder's basis, however, is taxable as a capital gain.

Effect of Foreign Withholding Taxes

     In  general.  The  International  Social Core  Portfolio  may be subject to foreign  withholding taxes on income from certain foreign  securities.  This, in turn, could reduce the Portfolio's income dividends paid to shareholders.

     Pass-through of foreign tax credits. If more than 50% in value of the total assets of the  International  Social Core Portfolio is invested in securities of
foreign   corporations,   the  Portfolio  may  elect  to  pass  through  to  its
shareholders their pro rata share of foreign income taxes paid by the Portfolio.
If this election is made,  the  International  Social Core  Portfolio may report more  taxable  income  to you than it  actually  distributes.  You will  then be entitled  either to deduct your share of these taxes in  computing  your taxable income,  or to claim a foreign  tax credit  for these  taxes  against  your U.S.
federal  income tax  (subject  to  limitations  for certain  shareholders).  The
International  Social  Core  Portfolio  will  provide  you with the  information necessary to complete your personal income tax return if it makes this election.

     The amount of any foreign tax credits  available to you (as a result of the pass-through  to you of your pro  rata  share  of  foreign  taxes by paid by the
Portfolio)  will be reduced if you receive  from the  International  Social Core
Portfolio  qualifying  dividends from qualifying  foreign  corporations that are subject to tax at reduced rates. Shareholders in these circumstances should talk with their  personal  tax  advisors  about  their  foreign  tax  credits and the procedures  that they  should  follow to claim these  credits on their  personal income tax returns.

     Effect of foreign debt investments on distributions.  Most foreign exchange gains realized on the sale of debt  securities are treated as ordinary income by a Portfolio.  Similarly,  foreign  exchange  losses realized on the sale of debt
securities   generally  are  treated  as  ordinary  losses.   These  gains  when
distributed  are taxable to you as ordinary  income,  and any losses  reduce the
Portfolio's  ordinary income  otherwise  available for distribution to you. This
treatment   could  increase  or  decrease  the   Portfolio's   ordinary   income
distributions  to you, and may cause some or all of the  Portfolio's  previously distributed income to be classified as a return of capital.

     PFIC  securities.  The  International  Social Core  Portfolio may invest in securities  of foreign  entities  that could be deemed  for tax  purposes  to be
passive  foreign  investment  companies   ("PFICs").   When  investing  in  PFIC
securities,  the Portfolio intends to  mark-to-market  these securities and will recognize  any gains at the end of its fiscal  year.  Deductions  for losses are allowable  only to the extent of any  current or  previously  recognized  gains.
These gains  (reduced by allowable  losses) are treated as ordinary  income that the  Portfolio  is  required  to  distribute,  even  though  it has not sold the securities.  You should also be aware that the designation of a foreign security as a PFIC  security  will  cause its  income  dividends  to fall  outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced  rate of taxation on qualified  dividends  when distributed to you by the Portfolio.  In addition, if the Portfolio is unable to identify  an  investment  as a PFIC  and thus  does  not  make a  mark-to-market election,  the Portfolio may be subject to U.S.  federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such  income  is  distributed  as a taxable  dividend  by the  Portfolio  to its shareholders. Additional charges in the nature of interest may be imposed on the
Portfolio in respect of deferred taxes arising from such distributions or gains.

Information on the Amount and Tax Character of Distributions.

     A  Portfolio   will  inform  you  of  the  amount  and  character  of  your distributions  at the time they are paid,  and will advise you of the tax status of such distributions for federal income tax purposes shortly after the close of each  calendar  year. If you have not held  Portfolio  shares for a full year, a
Portfolio  may designate and  distribute to you, as ordinary  income,  qualified dividends,  or  capital  gains,  and in the case of  non-U.S.  shareholders  the
Portfolio may further designate and distribute as interest-related dividends and short-term  capital gain dividends,  a percentage of income that is not equal to the actual amount of such income earned during the period of your  investment in the  Portfolio.  Taxable  Distributions  declared by a Portfolio  in December to shareholders of record in such month, but paid in January, are taxable to you as if they were paid in December.

Election to be Taxed as a Regulated Investment Company

     Each  Portfolio  intends to  qualify  each year as a  regulated  investment
company  by   satisfying   certain   distribution   and  asset   diversification
requirements  under the  Internal  Revenue  Code (the  "Code").  As a  regulated investment  company,  a Portfolio  generally  pays no federal  income tax on the income and gains it  distributes  to its  shareholders.  The Board of  Directors reserves the right not to distribute a Portfolio's net long-term capital gain or not to  maintain  the  qualification  of a Portfolio  as a regulated  investment company  if  it  determines  such  a  course  of  action  to  be  beneficial  to shareholders.  If net long-term  capital gain is retained,  a Portfolio would be taxed on the gain, and shareholders  would be notified that they are entitled to a credit or refund  for the tax paid by a  Portfolio.  If a  Portfolio  fails to qualify as a regulated  investment  company,  the Portfolio  would be subject to federal,  and possibly  state,  corporate taxes on its taxable income and gains, and  distributions  to you would be taxed as  qualified  dividend  income to the extent of such Portfolio's earnings and profits.

     In order to qualify as a regulated  investment  company for federal  income tax purposes, a Portfolio must meet certain specific requirements, including:

     (i) The  Portfolio  must maintain a  diversified  portfolio of  securities, wherein no security,  including the  securities of a qualified  publicly  traded partnership  (other than U.S.  government  securities  and  securities  of other regulated investment  companies) can exceed 25% of the Portfolio's total assets, and, with respect to 50% of the Portfolio's  total assets,  no investment (other than cash and cash items,  U.S.  government  securities  and securities of other regulated investment companies) can exceed 5% of the Portfolio's total assets or
10% of the outstanding voting securities of the issuer;

     (ii) The  Portfolio  must  derive  at least 90% of its  gross  income  from dividends,  interest,  payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies,  or other income derived with respect to its business of investing in such stock, securities,  or currencies,  and net income  derived  from an interest  in a qualified  publicly traded partnership; and

     (iii) The Portfolio must distribute to its shareholders at least 90% of its investment  company  taxable  income and net  tax-exempt  income for each of its fiscal years.

Excise Tax Distribution Requirement

     To avoid federal excise taxes,  the Code requires a Portfolio to distribute to you by December 31 of each year, at a minimum,  the following amounts: 98% of its taxable  ordinary income earned during the calendar year; 98% of its capital gain net income earned during the  twelve-month  period ending  November 30; and
100% of any undistributed amounts from the prior year. Each Portfolio intends to declare and pay these  distributions in December (or to pay them in January,  in which  case  you  must  treat  them as  received  in  December)  but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Sales, Exchanges and Redemption of Portfolio Shares

     In general. If you are a taxable investor, sales, exchanges and redemptions
(including  redemptions in kind) are taxable  transactions for federal and state income tax purposes.  If you redeem your Portfolio  shares the Internal  Revenue
Service (the "IRS") requires you to report any gain or loss on your  redemption.
If you held your  shares as a capital  asset,  the gain or loss that you realize will be capital  gain or loss and will be  long-term  or  short-term,  generally depending on how long you have held your shares.

     Redemptions at a loss within six months of purchase. Any loss incurred on a redemption  of shares  held for six months or less will be treated as  long-term capital loss to the extent of any long-term capital gain distributed to you by a
Portfolio on those shares.

     Wash sales.  All or a portion of any loss that you realize on a  redemption of your  Portfolio  shares will be  disallowed  to the extent that you buy other shares in a Portfolio (through reinvestment of dividends or otherwise) within 30 days  before or after your share  redemption.  Any loss  disallowed  under these rules will be added to your tax basis in the new shares.

U.S. Government Obligations

     To the extent a Portfolio invests in certain U.S.  government  obligations, dividends paid by the Portfolio to  shareholders  that are derived from interest on these  obligations  should be exempt  from  state and local  personal  income taxes,  subject in some states to minimum  investment or reporting  requirements that must be met by the  Portfolio.  The  income  on  portfolio  investments  in certain securities, such as repurchase agreements,  commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA)
or Federal National Mortgage Association (FNMA) securities),  generally does not qualify  for  tax-free  treatment.  The rules on  exclusion  of this  income are different for corporate shareholders.

Qualified Dividend Income for Individuals

     For individual shareholders, a portion of the dividends paid by a Portfolio may be qualified  dividends  eligible  for  taxation at  long-term  capital gain rates.  This  reduced  rate  generally  is  available  for  dividends  paid by a
Portfolio  out of dividends  earned on the  Portfolio's  investment in stocks of domestic corporations and qualified foreign corporations.

     Both a  Portfolio  and  the  investor  must  meet  certain  holding  period requirements to qualify Portfolio dividends for this treatment.  Specifically, a
Portfolio  must hold the stock for at least 61 days  during the  121-day  period beginning 60 days before the stock  becomes  ex-dividend.  Similarly,  investors must hold their Portfolio  shares for at least 61 days during the 121-day period beginning  60 days  before the  Portfolio  distribution  goes  ex-dividend.  The ex-dividend  date is the first date  following the  declaration of a dividend on which the  purchaser of stock is not  entitled to receive the dividend  payment.
When counting the number of days you held your Portfolio shares, include the day you sold your shares but not the day you acquired these shares.

     While the income  received in the form of a qualified  dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term  capital  losses against  qualified dividend income on your federal income tax return. Any qualified dividend income that  you  elect  to be taxed at these  reduced  rates  also  cannot  be used as investment income in determining your allowable investment interest expense. For other  limitations on the amount of or use of qualified  dividend income on your income tax return, please contact your personal tax advisor.

     After the close of its fiscal year, a Portfolio  will designate the portion of its ordinary dividend income that meets the definition of qualified  dividend income taxable at reduced rates. If 95% or more of a Portfolio's  income is from qualified  sources,  it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.

Dividends-Received Deduction for Corporations

     For corporate shareholders,  a portion of the dividends paid by a Portfolio may qualify for the dividends-received  deduction. The portion of dividends paid by a Portfolio that so qualifies will be designated each year in a notice mailed to a Portfolio's  shareholders,  and cannot exceed the gross amount of dividends received  by a  Portfolio  from  domestic  (U.S.)  corporations  that would have qualified  for the  dividends-received  deduction in the hands of a Portfolio if the  Portfolio was a regular  corporation.  Dividends  paid by a Portfolio  from interest on debt  securities  or  dividends  earned on portfolio  securities  of
non-U.S.   issuers   are   not   expected   to   qualify   for   the   corporate
dividends-received  deduction. Because the International Social Core Portfolio's income is derived primarily from foreign issuers, none or only a small amount of its distributions  are expected to qualify for the corporate  dividends-received deduction.

     The availability of the dividends-received  deduction is subject to certain holding  period and debt  financing  restrictions  imposed under the Code on the corporation claiming the deduction. The amount that a Portfolio may designate as eligible for the  dividends-received  deduction will be reduced or eliminated if the shares on which the dividends earned by the Portfolio were  debt-financed or held by the Portfolio for less than a minimum period of time,  generally 46 days during a 91-day period  beginning 45 days before the stock becomes  ex-dividend.
Similarly,  if your Portfolio  shares are  debt-financed or held by you for less than a  46-day  period  then  the  dividends-received  deduction  for  Portfolio dividends on your shares may also be reduced or  eliminated.  Even if designated as  dividends  eligible  for the  dividends-received  deduction,  all  dividends
(including any deducted  portion) must be included in your  alternative  minimum taxable income calculation.

Complex Securities

     Each Portfolio may invest in complex securities and such investments may be subject to numerous special and complicated tax rules.  These rules could affect whether gains or losses recognized by a Portfolio are treated as ordinary income or capital gain,  accelerate the  recognition of income to the Portfolio,  defer the Portfolio's  ability to recognize losses,  and subject the Portfolio to U.S.
federal  income  tax  on  income  from  certain  of  the   Portfolio's   foreign
investments.  In turn,  these  rules may affect the  amount,  timing  and/or tax character of a  Portfolio's  income and, in turn, of the income  distributed  to you.

     Derivatives.  Each  Portfolio is  permitted  to invest in certain  options, futures and foreign currency contracts.  If a Portfolio makes these investments, it  could  be  required  to  mark-to-market  these  contracts  and  realize  any unrealized  gains and losses at its fiscal year end even though it  continues to hold the  contracts.  Under  these  rules,  gains  or  losses  on the  contracts generally would be treated as 60% long-term and 40% short-term  gains or losses, but gains or losses on certain  foreign  currency  contracts would be treated as ordinary  income or  losses.  In  determining  its net  income  for  excise  tax purposes,  a Portfolio also would be required to mark-to-market  these contracts annually as of  November 30 (for  capital  gain net income and  ordinary  income arising from certain foreign currency contracts),  and to realize and distribute any resulting income and gains.

     Securities   lending.   A  Portfolio's   entry  into   securities   lending
transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified  dividend  income.  This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend  income  and,  to the extent  that debt  securities  are  loaned,  will generally not qualify as qualified  interest income for foreign  withholding tax purposes.

     Tax  straddles.  A Portfolio's  investment in options,  futures and foreign currency  contracts in connection with certain hedging  transactions could cause the Portfolio to hold offsetting positions in securities.  If a Portfolio's risk of loss with respect to specific  securities in its  portfolio is  substantially diminished by the fact that it holds other  securities,  the Portfolio  could be deemed to have entered into a tax  "straddle" or to hold a "successor  position"
that would require any loss realized by it to be deferred for tax purposes.

     Investments  in  securities  of uncertain  tax  character.  A Portfolio may invest in securities  the U.S.  Federal income tax treatment of which may not be clear or may be subject to  recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment  expected by a Portfolio,  it could affect the timing or character of income  recognized by a Portfolio,  requiring a Portfolio to purchase or sell securities,  or otherwise change its portfolio,  in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup Withholding

     By law, a Portfolio  must withhold a portion of your taxable  dividends and sales proceeds unless you:

     o    provide  your  correct  social  security  or  taxpayer  identification number,
     o    certify that this number is correct,
     o    certify that you are not subject to backup withholding, and
     o    certify that you are a U.S. person (including a U.S. resident alien).

     A  Portfolio  also must  withhold  if the IRS  instructs  it to do so. When withholding  is  required,  the amount will be 28% of any  dividends or proceeds paid.  The special U.S. tax  certification  requirements  applicable to non-U.S.
investors are described under the "Non-U.S. Investors" heading below.

Non-U.S. Investors

     Non-U.S.  investors  (shareholders  who,  as to the  United  States,  are a nonresident alien individual,  foreign trust or estate, foreign corporation,  or foreign  partnership) may be subject to U.S.  withholding and estate tax and are subject to special  U.S.  tax  certification  requirements.  Non-U.S.  investors
should  consult  their  tax  advisors  about  the   applicability  of  U.S.  tax
withholding and the use of the appropriate forms to certify their status.

     In general.  The United  States  imposes a flat 30%  withholding  tax (or a withholding tax at a lower treaty rate) on U.S. source  dividends,  including on income dividends paid to you by a Portfolio,  subject to certain  exemptions for
dividends  designated  as  capital  gain  dividends,   short-term  capital  gain
dividends  and   interest-related   dividends  as  described   below.   However,
notwithstanding  such  exemptions  from  U.S.  withholding  at the  source,  any dividends and distributions of income and capital gains,  including the proceeds from the sale of your Portfolio shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

     Capital gain  dividends & short-term  capital gain  dividends.  In general, capital gain dividends  paid by a Portfolio from either  long-term or short-term capital  gains (other than gain  realized on  disposition  of U.S. real property interests) are not subject to U.S.  withholding tax unless you are a nonresident alien  individual  present  in  the  United  States  for  a  period  or  periods aggregating 183 days or more during the taxable year.

     Interest-related  dividends.  Also,  interest-related  dividends  paid by a
Portfolio from  qualified  interest  income are not subject to U.S.  withholding tax.  "Qualified  interest income"  includes,  in general,  U.S. source (1) bank deposit interest,  (2) short-term  original discount and (3) interest (including original  issue  discount,  market  discount,  or  acquisition  discount)  on an obligation  which is in  registered  form,  unless it is earned on an obligation issued by a  corporation  or  partnership  in which a Portfolio  is a 10-percent shareholder or is contingent  interest,  and (4) any  interest-related  dividend from another regulated investment company. On any payment date, the amount of an income  dividend  that  is  designated  by a  Portfolio  as an  interest-related dividend  may be more or less  than the  amount  that is so  qualified.  This is because  the  designation  is based on an estimate  of a  Portfolio's  qualified interest  income for its entire fiscal year,  which can only be determined  with exactness at fiscal year end. As a consequence,  a Portfolio may over withhold a small amount of U.S.  tax from a dividend  payment.  In this case,  the non-U.S.
investor's  only  recourse  may  be to  either  forgo  recovery  of  the  excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

     Further  limitations  on tax reporting for  interest-related  dividends and short-term  capital gain dividends for non-U.S.  investors;  sunset rule. It may not be  practical in every case for a Portfolio  to  designate,  and a Portfolio
reserves  the  right  in  these  cases  to  not  designate,   small  amounts  of
interest-related   or  short-term  capital  gain  dividends.   Additionally,   a
Portfolio's designation of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational  constraints.  The exemption from withholding for short-term capital gain dividends and  interest-related  dividends paid by a
Portfolio is effective for  dividends  paid with respect to taxable years of the
Portfolio  beginning  after  December 31, 2004 and before January 1, 2008 unless such exemptions are extended or made permanent.

     Ordinary dividends;  effectively connected income.  Ordinary dividends paid by a  Portfolio  to  non-U.S.  investors  on  the  income  earned  on  portfolio investments in (i) the stock of domestic and foreign corporations,  and (ii) the debt of foreign issuers  continue to be subject to U.S.  withholding tax. If you hold your Portfolio  shares in connection  with a U.S.  trade or business,  your income and gains will be considered  effectively  connected  income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident
U.S. income tax return.

     U.S tax certification  rules.  Special U.S. tax certification  requirements apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder's country of residence.  In general, a non-U.S.  shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person,  to claim that you are the beneficial owner of the income and, if applicable,  to claim a reduced rate of, or exemption from,  withholding as a  resident  of a country  with  which the  United  States  has an income tax treaty. A Form W-8BEN provided  without a U.S.  taxpayer  identification  number will  remain in effect for a period  beginning  on the date signed and ending on the last day of the third  succeeding  calendar year unless an earlier change of circumstances makes the information on the form incorrect.

     U.S.  estate tax. An  individual  who, at the time of death,  is a Non-U.S.
shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the  graduated  rates  applicable to U.S.  citizens and  residents, unless a treaty  exception  applies.  In the  absence  of a  treaty,  there is a
$13,000  statutory estate tax credit.  A partial  exemption from U.S. estate tax may apply to Portfolio shares held by the estate of a nonresident decedent.  The amount  treated as exempt is based upon the  proportion  of the assets held by a
Portfolio at the end of the quarter  immediately  preceding the decedent's death that are debt obligations,  deposits,  or other property that generally would be treated as situated  outside the United  States if held  directly by the estate.
This  provision  applies to decedents  dying after  December 31, 2004 and before
January 1, 2008, unless such provision is extended or made permanent.  Transfers by gift of shares of a Portfolio by a non-U.S.  shareholder who is a nonresident alien  individual  will  not be  subject  to  U.S.  federal  gift  tax.  The tax consequences  to a non-U.S.  shareholder  entitled  to claim the  benefits of an applicable tax treaty may be different  from those  described  herein.  Non-U.S.
shareholders  are urged to consult  their own tax  advisers  with respect to the particular tax  consequences to them of an investment in a Portfolio,  including the applicability of foreign tax.

Effect of Future Legislation; Local Tax Considerations

     The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date
of  this   Statement  of   Additional   Information.   Future   legislative   or
administrative   changes  or  court  decisions  may  significantly   change  the
conclusions  expressed  herein,  and any such  changes or  decisions  may have a retroactive effect with respect to the transactions  contemplated  herein. Rules of state and local taxation of ordinary  income,  qualified  dividend income and capital  gain  dividends  may  differ  from the  rules for U.S.  federal  income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each  shareholder's  particular  situation.
Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from  those  summarized  above.  Shareholders  are  urged to  consult  their tax advisers  as to the  consequences  of these and other  state and local tax rules affecting investment in a Portfolio.

     This  discussion of "Taxation of the Portfolios" is not intended or written to be used as tax  advice  and does not  purport  to deal with all  federal  tax consequences  applicable to all  categories  of investors,  some of which may be subject to special rules. You should consult your own tax advisor regarding your particular circumstances before making an investment in a Portfolio.

                              PROXY VOTING POLICIES

     The Board of  Directors  of the Fund has  delegated  the  authority to vote proxies for the portfolio  securities  held by the  Portfolios to the Advisor in accordance with the Proxy Voting Policies and Procedures (the "Voting Policies")
and Proxy Voting Guidelines ("Voting Guidelines") adopted by the Advisor.

     The  Investment  Committee  at the  Advisor is  generally  responsible  for overseeing the Advisor's  proxy voting  process.  The  Investment  Committee has formed a Corporate Governance Committee composed of certain officers,  directors and other personnel of the Advisor and has delegated to its members authority to
(i) oversee the voting of proxies,  (ii) make  determinations  as to how to vote certain  specific  proxies,  and (iii) verify the on-going  compliance  with the
Voting Policies. The Corporate Governance Committee may designate one or more of its members to oversee specific,  ongoing  compliance with respect to the Voting
Policies  and may  designate  other  personnel of the Advisor to vote proxies on behalf of the Portfolios, including all authorized traders of the Advisor.

     The Advisor votes (or refrains from voting) proxies in a manner  consistent with the best  interests of a Portfolio as understood by the Advisor at the time of the vote.  Generally,  the Advisor  analyzes proxy  statements on behalf of a
Portfolio in accordance with the Voting Policies and the Voting Guidelines. Most proxies that the Advisor  receives will be voted in  accordance  with the Voting
Guidelines.  Since  most  proxies  are  voted  in  accordance  with  the  Voting
Guidelines,  it normally will not be necessary for the Advisor to make an actual determination  of how to vote a particular  proxy,  thereby largely  eliminating conflicts of interest for the Advisor during the proxy voting process.  However, the Proxy  Policies  do address the  procedures  to be followed if a conflict of interest  arises between the interests of a Portfolio,  and the interests of the
Advisor or its  affiliates.  If the Corporate  Governance  Committee  member has actual knowledge of a conflict of interest and recommends a vote contrary to the
Voting  Guidelines,  the  Advisor,  prior to  voting,  will fully  disclose  the conflict to the Board of Directors of the Fund,  or an  authorized  committee of the Board,  and vote the proxy in accordance  with the direction of the Board or its authorized committee.

     The  Advisor  will  usually  vote  proxies  in  accordance  with the Voting
Guidelines.  The Voting Guidelines provide a framework for analysis and decision making,  however,  the Voting Guidelines do not address all potential issues. In order to be able to address all the relevant facts and circumstances  related to a proxy  vote,  the  Advisor  reserves  the right to vote  counter to the Voting
Guidelines if, after a review of the matter,  the Advisor believes that the best interests of a Portfolio would be served by such a vote. In such a circumstance, the analysis  will be documented  in writing and  periodically  presented to the
Corporate Governance Committee.  To the extent that the Voting Guidelines do not cover potential voting issues,  the Advisor will vote on such issues in a manner that is consistent with the spirit of the Voting Guidelines and that the Advisor believes would be in the best interests of a Portfolio.

     Examples of some of the Voting  Guidelines are described  below.  Under the
Voting  Guidelines  proxies will usually be voted for: (i) the  ratification  of independent auditors (ii) the elimination of anti-takeover  measures;  and (iii)
re-incorporation  when the economic  factors  outweigh  any negative  governance changes.  Pursuant  to the  Voting  Guidelines  proxies  will  usually  be voted against: (i) the institution of anti-takeover  measures (such as the institution of classified boards of directors and the creation of super majority provisions)
and (ii) proposals  authorizing  the creation of new classes of preferred  stock with unspecified voting, conversion, dividend distribution and other rights. The
Voting  Guidelines  also provide that certain  proposals will be considered on a case-by-case  basis,  including:  (i)  mergers and  acquisitions,  which will be assessed to determine whether the transaction  enhances  shareholder value; (ii)
proposals  with  respect  to  management  compensation  plans;  (iii)  proposals increasing  the  authorized  common stock of a company and (iv)  proposals  with respect to the composition of a company's  Board of Directors.  The Advisor may, but will not  ordinarily,  take social  concerns into account in voting  proxies with respect to securities held by a Portfolio.

     The Advisor  votes (or refrains  from voting)  proxies in a manner that the
Advisor  determines  is in the best  interests of a Portfolio and which seeks to maximize the value of the Portfolio's  investments.  In some cases,  the Advisor may  determine  that it is in the best  interests of a Portfolio to refrain from exercising proxy voting rights.  The Advisor may determine that voting is not in the best interest of a Portfolio and refrain from voting if the costs, including the opportunity  costs, of voting would, in the view of the Advisor,  exceed the expected  benefits of voting.  For  securities on loan, the Advisor will balance the revenue-producing  value of loans against the  difficult-to-assess  value of casting votes.  It is the Advisor's  belief that the expected value of casting a vote generally will be less than the securities  lending income,  either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by the Advisor  recalling loaned securities in order to ensure they are voted. The Advisor does intend to recall  securities on loan if it determines that voting the securities is likely to materially  affect the value of a Portfolio's  investment  and that it is in the  Portfolio's  best interests to do so. In cases where the Advisor  does not receive a  solicitation or enough information within a sufficient time (as reasonably  determined by the
Advisor) prior to the proxy-voting deadline, the Advisor may be unable to vote.

     With respect to non-U.S.  securities,  it is typically  both  difficult and
costly  to  vote  proxies  due  to  local  restrictions,   customs,   and  other
requirements  or  restrictions.  The Advisor  does not vote  proxies of non-U.S.
companies if the Advisor determines that the expected economic costs from voting outweigh the  anticipated  economic  benefit to a Portfolio Fund associated with voting. The Advisor determines whether to vote proxies of non-U.S.  companies on
a   portfolio-by-portfolio   basis,  and  generally  implements  uniform  voting
procedures for all proxies of a country. The Advisor periodically reviews voting logistics,  including  costs and other  voting  difficulties,  on a portfolio by portfolio and country by country basis, in order to determine if there have been any material changes that would affect the Advisor's  decision of whether or not to vote.

     The  Advisor  is in the  process  of  retaining  Institutional  Shareholder
Services  ("ISS"),  an  independent  third party  service  provider,  to provide certain services with respect to proxy voting.  ISS will provide  information on shareholder meeting dates and proxy materials; translate proxy materials printed
in  a  foreign  language;   provide  research  on  proxy  proposals  and  voting
recommendations in accordance with the Voting Guidelines; effect votes on behalf of a Portfolio;  and provide reports concerning the proxies voted.  Although the
Advisor may consider the  recommendations  of ISS on proxy  issues,  the Advisor remains ultimately responsible for all proxy voting decisions.

     Information  regarding  how  a  Portfolio  voted  proxies  related  to  its portfolio  securities  during the 12 month  period ended June 30 of each year is available,  no later  than  August 31 of each  year,  without  charge,  (i) upon request, by calling collect:  (310) 395-8005 or (ii) on the Advisor's website at
http://www.dfaus.com    and    (iii)   on   the    Commission's    website    at
http://www.sec.gov.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

     The Advisor and the Board of  Directors  of the Fund have  adopted a policy
(the "Policy") to govern disclosure of the portfolio  holdings of each Portfolio
("Holdings  Information"),  and to  prevent  the misuse of  material  non-public
Holdings  Information.  The  Advisor  has  determined  that the  Policy  and its procedures:  (1) are reasonably  designed to ensure that  disclosure of Holdings
Information is in the best interests of the shareholders of a Portfolio, and (2)
appropriately address the potential for material conflicts of interest.

     Disclosure of Holdings  Information as Required by Applicable Law. Holdings
Information  (whether a partial  listing  of  portfolio  holdings  or a complete listing of portfolio  holdings)  shall be disclosed to any person as required by applicable law, rules, and regulations.

     Online  Disclosure  of  Portfolio  Holdings  Information.   Each  Portfolio
generally  discloses up to its twenty-five  largest  portfolio  holdings and the percentages  that each of these  largest  portfolio  holdings  represent  of the
Portfolio's total assets ("largest holdings"),  as of the most recent month-end, online at the Advisor's public website, http://www.dfaus.com, within twenty days after the end of each month. This online disclosure may also include information regarding a Portfolio's industry allocations. Each Portfolio generally discloses its complete Holdings Information (other than cash and cash equivalents),  as of month-end, online at the Advisor's public website,  http://www.dfaus.com,  three months following the month-end.

     Disclosure of Holdings  Information  to  Recipients.  Each of the Advisor's
Chairman,  Director of Institutional  Services, Head of Portfolio Management and
Trading and General Counsel (together,  the "Designated  Persons") may authorize disclosing  non-public  Holdings  Information  more  frequently  or at different periods than as described above solely to those financial  advisors,  registered accountholders,  authorized consultants,  authorized custodians,  or third-party data service  providers (each a "Recipient")  who: (i) specifically  request the more  current  non-public  Holdings  Information,  and  (ii)  execute  a Use and
Nondisclosure Agreement (each a "Nondisclosure  Agreement").  Each Nondisclosure
Agreement  subjects the Recipient to a duty of  confidentiality  with respect to the non-public  Holdings  Information,  and prohibits the Recipient from trading
based  on  the  non-public   Holdings   Information.   Any  non-public  Holdings
Information that is disclosed shall not include any material  information  about the  Portfolio's  trading  strategies  or pending  portfolio  transactions.  The non-public  Holdings  Information  provided to a Recipient under a Nondisclosure
Agreement,  unless  indicated  otherwise,  is not subject to a time delay before dissemination.

     As of the date of this SAI,  the  Advisor  and the  Portfolios  had ongoing arrangements with the following Recipients to make available non-public Holdings
Information:

         Recipient                    Portfolios               Business Purpose         Frequency
---------------------------- --------------------------- ----------------------- -------------------
PFPC Trust Company           U.S. Social Core Portfolio  Fund Custodian          Daily
---------------------------- --------------------------- ----------------------- -------------------
Citibank, N.A.               International Social Core   Fund Custodian          Daily
                             Portfolio
---------------------------- --------------------------- ----------------------- -------------------
PFPC Inc.                    Both Portfolios             Fund Administrator,     Daily
                                                         Accounting Agent and
                                                         Transfer Agent
---------------------------- --------------------------- ----------------------- -------------------
PricewaterhouseCoopers LLP   Both Portfolios             Independent             Semi-annually
                                                         registered public       (based on fiscal
                                                         accounting firm         year)
---------------------------- --------------------------- ----------------------- -------------------
Pricing Service Vendor       International Social Core   Fair value              Daily
                             Portfolio                   information services
---------------------------- --------------------------- ----------------------- -------------------
KLD Research & Analytics     Both Portfolios             Social Screen Vendor    Quarterly
---------------------------- --------------------------- ----------------------- -------------------
Citibank, N.A.               Both Portfolios             Middle office           Daily
                                                         operational support
                                                         service provider to
                                                            the Advisor

     In addition,  certain employees of the Advisor and its subsidiaries receive
Holdings  Information on a quarterly,  monthly, or daily basis, or upon request, in order to  perform  their  business  functions.  None of the  Portfolios,  the
Advisor,  or any other party receives any  compensation in connection with these arrangements.

     The Policy  includes the following  procedures to ensure that disclosure of
Holdings  Information is in the best interests of  shareholders,  and to address any conflicts  between the interests of  shareholders,  on the one hand, and the interests  of the  Advisor,  DFAS,  or any  affiliated  person of the Fund,  the
Advisor,  or  DFAS,  on  the  other.  In  order  to  protect  the  interests  of shareholders and each Portfolio, and to ensure no adverse effect on shareholders in the limited  circumstances  where a Designated  Person is considering  making non-public Holdings Information available to a Recipient, the Advisor's Director of  Institutional  Services and the Chief  Compliance  Officer will consider any conflicts of interest.  If the Chief Compliance Officer,  following  appropriate due  diligence,  determines  that:  (1) a Portfolio  has a  legitimate  business purpose for providing the non-public  Holdings  Information to a Recipient,  and
(2) disclosure of non-public  Holdings  Information to the Recipient would be in
the  best  interests  of  shareholders   and  will  not  adversely   affect  the
shareholders,  then the  Chief  Compliance  Officer  may  approve  the  proposed disclosure.

     The Chief  Compliance  Officer  documents  all  disclosures  of  non-public
Holdings  Information   (including  the  legitimate  business  purpose  for  the
disclosure),  and periodically  reports to the Board on such  arrangements.  The
Chief  Compliance  Officer also is  responsible  for ongoing  monitoring  of the distribution and use of non-public Holdings  Information.  Such arrangements are reviewed by the Chief Compliance Officer on an annual basis.  Specifically,  the
Chief Compliance  Officer requests an annual  certification  from each Recipient that the Recipient has complied  with all terms  contained in the  Nondisclosure
Agreement.  Recipients  who fail to provide  the  requested  certifications  are prohibited from receiving non-public Holdings Information.

     The Board  exercises  continuing  oversight of the  disclosure  of Holdings
Information by: (1) overseeing the  implementation and enforcement of the Policy by the Chief Compliance  Officer of the Advisor and of the Fund; (2) considering reports and  recommendations  by the Chief  Compliance  Officer  concerning  the implementation of the Policy and any material  compliance matters that may arise in connection with the Policy; and (3) considering  whether to approve or ratify any  amendments  to the Policy.  The Advisor and the Board  reserve the right to amend the Policy at any time,  and from time to time without  prior  notice,  in their sole discretion.

     Prohibitions   on   Disclosure   of  Portfolio   Holdings  and  Receipt  of
Compensation.  No person is authorized to disclose Holdings Information or other investment  positions (whether online at  http://www.dfaus.com,  in writing,  by fax, by e-mail, orally, or by other means) except in accordance with the Policy.
In addition,  no person is authorized to make disclosure  pursuant to the Policy if such disclosure is otherwise in violation of the antifraud  provisions of the federal securities laws.

     The Policy prohibits the Portfolios,  the Advisor,  or an affiliate thereof from  receiving  any  compensation  or other  consideration  of any type for the purpose of obtaining  disclosure of  non-public  Holdings  Information  or other investment positions.  "Consideration" includes any agreement to maintain assets in a Portfolio  or in other  investment  companies  or  accounts  managed by the
Advisor or by any affiliated person of the Advisor.

     The Policy and its procedures  are intended to provide  useful  information concerning the Portfolios to existing and prospective shareholders, while at the same time preventing the improper use of Holdings  Information.  However,  there can be no  assurance  that the  furnishing  of any Holdings  Information  is not susceptible to  inappropriate  uses,  particularly in the hands of sophisticated investors, or that the Holdings Information will not in fact be misused in other ways, beyond the control of the Advisor.

                              FINANCIAL STATEMENTS

     PricewaterhouseCoopers  LLP, Two Commerce  Square,  Suite 1700, 2001 Market
Street, Philadelphia, PA 19103-7042, is the Fund's independent registered public accounting firm. It audits the Fund's annual financial  statements.  Because the
Portfolios  had not  commenced  operations  as of November 30, 2006,  the annual reports of the Fund for the fiscal year ended  November  30, 2006 do not contain any data regarding the Portfolios.

                                PERFORMANCE DATA

     Each Portfolio may compare its investment performance to appropriate market and mutual fund indices and investments for which reliable  performance  data is available. Such indices are generally unmanaged and are prepared by entities and organizations  that track the performance of investment  companies or investment advisors.  Unmanaged indices often do not reflect  deductions for administrative and management  costs and expenses.  The  performance of a Portfolio may also be compared in publications to averages, performance rankings, or other information prepared  by  recognized  mutual  fund  statistical  services.  Any  performance information,  whether  related  to a  Portfolio  or to the  Advisor,  should  be considered  in light of the  Portfolio's  investment  objectives  and  policies, characteristics  and the quality of the portfolio and market  conditions  during the time period indicated and should not be considered to be  representative  of what may be achieved in the future.